                                                                 Exhibit 99.1(b)

RP(R) FINANCIAL, LC.
FINANCIAL SERVICES INDUSTRY CONSULTANTS


                                                March 24, 2005



Board of Directors
Hudson City, MHC
Hudson City Bancorp, Inc.
Hudson City Savings Bank
West 80 Century Road
Paramus, New Jersey  07652

Members of the Boards of Directors:

      We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued by Hudson City Bancorp, Inc., Paramus, New Jersey ("Hudson City Bancorp" or the "Company"), in connection with the mutual-to-stock conversion of Hudson City, MHC (the "MHC"). The MHC currently has a majority ownership interest in, and its principal asset consists of, approximately 65.85% of the common stock of Hudson City Bancorp (the "MHC Shares"), the mid-tier holding company for Hudson City Savings Bank, Paramus, New Jersey ("Hudson City Savings" or the "Bank"). The remaining 34.15% of Hudson City Bancorp's common stock is owned by public stockholders. Hudson City Bancorp, which commenced operations in 1999, owns 100.00% of the common stock of the Bank. It is our understanding that Hudson City Bancorp will offer its stock, representing the majority ownership interest held by the MHC, in a subscription offering to Eligible Account Holders, Supplemental Eligible Account Holders and Other Members, as such terms are defined for purposes of applicable federal regulatory requirements governing mutual-to-stock conversions. To the extent that shares remain available for purchase after satisfaction of all subscriptions received in the subscription offering, the remaining shares will be offered for sale in a syndicated offering to the public at large.

      This Appraisal is furnished pursuant to the requirements of the Code of Federal Regulations 563b.7 and has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS"). Our original appraisal report, dated February 16, 2005 (the "Original Appraisal"), is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

      The estimated pro forma market value is defined as the price at which the Company's common stock, immediately upon completion of the public stock offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.


WASHINGTON HEADQUARTERS
Rosslyn Center                                        Telephone:  (703) 528-1700
1700 North Moore Street, Suite 2210                     Fax No.:  (703) 528-1788
Arlington, VA  22209                              Toll-Free No.:  (866) 723-0594
www.rpfinancial.com                                E-Mail:  mail@rpfinancial.com

Board of Directors
March 24, 2005
Page 2


      Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof.

      This updated appraisal reviews stock market conditions and other marketing of the issue developments since the date of the Original Appraisal. Also, this update takes into account the Company's intention to add a maximum, as adjusted (or "supermaximum") to the offering range.

Plan of Conversion and Reorganization

      On December 16, 2004, the respective Boards of Directors of the MHC, the Company and the Bank adopted a Plan of Conversion and Reorganization, and amended and restated the Plan of Conversion and Reorganization on February 22, 2005. Pursuant to the Plan of Conversion and Reorganization, the Bank will reorganize from the two-tier mutual holding company structure to a stock holding company structure and the Company will undertake a second-step conversion. In the second-step conversion, the Company will sell shares of common stock in an offering that will represent the ownership interest in Hudson City Bancorp currently owned by the MHC. The Company will also issue shares of its common stock to the public stockholders of Hudson City Bancorp pursuant to a stock split ("exchange") ratio that will result in the public shareholders owning the same aggregate percentage of the newly issued Hudson City Bancorp common stock as owned immediately prior to the conversion.

RP(R) Financial, LC.

      RP(R) Financial, LC. ("RP Financial") is a financial consulting firm serving the financial services industry nationwide that, among other things, specializes in financial valuations and analyses of business enterprises and securities, including the pro forma valuation for savings institutions converting from mutual-to-stock form. The background and experience of RP Financial is detailed in Exhibit 5. We believe that, except for the compensation we will receive for our appraisal, we are independent of the Company, the Bank, the MHC and the other parties engaged by the Bank or the Company to assist in the stock conversion process.

      RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Board of Directors
March 24, 2005
Page 3


Discussion of Relevant Considerations

1.    Marketing of the Issue

      Factors that we have reviewed and taken into consideration in updating our analysis of marketing of the issue for Hudson City Bancorp's second-step conversion offering include: (A) general stock market conditions, stock market conditions for thrift issues and the new issue market for converting thrifts (including some very recent second step conversions); (B) trading activity in Hudson City Bancorp's public stock, particularly since the filing for the second step transaction on Form S-1 with the SEC, which included details of the offering and the pricing set forth within the Original Appraisal; and (C) unique transactional risks associated with the offering, particularly given the significant size of the Company's offering.

      A.    Stock Market Conditions

            Since the date of the Original Appraisal, the performance of the broader stock market has been mixed, but has generally trended lower. The broader stock market had an uneven performance during the second half of February 2005, reflecting concerns about inflation, higher oil prices and a weak dollar. Despite surging oil prices, the DJIA moved back into positive territory for the year in early-March. Strong job growth reflected in the February employment data and better than expected retail sales for February were factors that contributed to the positive move in stocks during the first week of March. Higher oil prices and interest rates pressured stocks lower in mid-March, as rising commodity prices rekindled inflation fears. The downturn in stocks continued going into the second half of March, as stocks were weighed down by news of a record U.S. trade deficit in 2004, General Motors' warning that earnings will be significantly below an earlier forecast and record high oil prices. Increased expectations of higher interest rates further depressed stocks in late-March, as the Federal Reserve surprised investors by signaling for the first time in more than four years that it was concerned with inflation. As expected, the Federal Reserve concluded its March meeting by raising its target for the federal funds rate to 2.75% from 2.5%. On March 24, 2005, the DJIA closed at 10442.87 or 3.6% lower since the date of the Original Appraisal, and the NASDAQ Composite Index closed at 1991.06 or 4.6% lower since the date of the Original Appraisal.

            Since the date of the Original Appraisal, the market for thrift issues has also trended lower. Thrift stocks declined the week after the Original Appraisal was filed, as long-term interest rates spiked-up following an unexpected surge in the January 2005 wholesale core inflation rate. Comparatively, tame inflation data reflected in the January consumer price index provided a boost to the thrift sector in late-February. Thrift stocks followed the broader market higher in early-March, as long-term interest rates declined slightly. Likewise, thrift stocks declined in conjunction with broader market during mid-March on the spike-up in long-term interest rates and signals from the Federal Reserve that it was becoming more concerned about inflation. On March 24, 2005, the SNL Index for all publicly-traded thrifts closed at 1,499.4 a decline of 4.8% since February 16, 2005. Over the same time period, the SNL Index for all publicly-traded thrifts with assets greater than $5 billion declined by 4.9%.

Board of Directors
March 24, 2005
Page 4


            Similar to the performance of the SNL Index for all publicly-traded thrifts, the updated pricing measures for the Peer Group and all publicly-traded thrifts were lower since the date of the Original Appraisal. Two of the Peer Group companies, Astoria Financial and PFF Bancorp, implemented three-for-two stock splits since the date of the Original Appraisal. Overall, the Peer Group's updated pricing measures continued to reflect lower P/E multiples and higher P/B and P/TB ratios than indicated for the comparable averages for all publicly-traded thrifts. Since the date of the Original Appraisal, eleven of the twelve Peer Group companies were trading at lower prices as of March 24, 2005 on a split adjusted basis. A comparative pricing analysis of all publicly-traded thrifts and the Peer Group is shown in the following table, based on market prices as of the Original Appraisal date and the date of this update.

                         Average Pricing Characteristics

                                        At Feb. 16,    At March 24,        %
                                           2005            2005         Change
                                           ----            ----         ------
Peer Group

Price/Earnings (x)                         14.93x         14.29x         (4.3)%
Price/Core Earnings (x)                    15.08          14.45          (4.2)
Price/Book (%)                            189.01%        181.64%         (3.9)
Price/Tangible Book (%)                   205.91         197.69          (4.0)
Price/Assets (%)                           14.55          14.02          (3.6)
Avg. Mkt. Capitalization ($Bil)            $5.56          $5.25          (5.6)

All Publicly-Traded Thrifts

Price/Earnings (x)                         20.89x         20.17x         (3.4)%
Price/Core Earnings (x)                    23.62          22.52          (4.7)
Price/Book (%)                            165.63%        159.11%         (3.9)
Price/Tangible Book (%)                   183.26         177.94          (2.9)
Price/Assets (%)                           17.12          16.50          (3.6)
Avg. Mkt. Capitalization ($Bil)            $0.78          $0.77          (1.3)

            As set forth in the Original Appraisal, the "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between pricing of converting and existing issues is perhaps no clearer than in the case of the price/book ("P/B") ratio in that the P/B ratio of a converting thrift will typically result in a discount to tangible book value whereas in the current market for existing thrifts the P/B often reflects a premium to book value. Therefore, it is

Board of Directors
March 24, 2005
Page 5


appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

            New offering activity by converting thrifts has been dominated by mutual holding company offerings. As shown in Table 1, one standard conversion and six mutual holding company offerings were completed during the past three months. The pro forma price/tangible book ratio of the one standard conversion equaled 76.6% at closing and the average pro forma price/tangible book ratio of the recent mutual holding company offerings equaled 84.7% on a fully-converted basis at closing. Two second step offerings were completed within the past week and are expected to begin trading as fully-converted companies within the next two weeks. The average closing pro forma price/tangible book ratio of the two second-step conversions equaled 101.95%.

            Since the date of the Original Appraisal, there have been four completed offerings - two first step offerings by mutual holding companies and two second step offerings. Kearny Financial Corp., in nearby Kearny, New Jersey ("Kearny Financial"), with assets of approximately $2 billion and a competitor of the Company, completed its conversion February 24, 2005, which was the largest offering by far during the last three months. Kearny Financial publicly issued shares with a value of $218.2 million in the oversubscribed offering, representing 30% public ownership, with a fully-converted pro forma P/TB ratio of 86.6%. On March 24, 2005, Kearny Financial Corp.'s stock price closed at $11.13, or 11.3% above the initial public offering ("IPO") price. The other recent mutual holding company offering was the $21.3 million offering by Kentucky First Federal Bancorp ("Kentucky First"), Hazard, Kentucky, which simultaneously acquired Frankfort First Bancorp, Inc., Frankfort, Kentucky, for $31.2 million in cash and stock. Kentucky First completed its offering March 3, 2005 at a 91.5% price/tangible book value ratio and, as of March 24, 2005, the stock was trading 10.0% over its IPO price.

            The results of the two recent second step conversions are of greater relevance to the Company's pending second-step conversion offering. Rome Bancorp, Inc., Rome, New York, completed its second-step offering on March 22, 2005 raising $59.0 million in gross proceeds. First Federal of Northern Michigan Bancorp, Inc., Alpena, Michigan, completed its second-step offering on March 22, 2005 raising $17.2 million in gross proceeds. Unlike the most recent conversion and first-step mutual holding company offerings, neither reached the minimum of the offering range in their subscription offerings and, therefore, both companies were required to extend their offering periods. Whereas First Federal completed its offering in the community phase, Rome Bancorp utilized a syndicated community offering to complete its offering. Of particular interest is the relationship of the trading prices of the minority shares of Rome Bancorp and First Federal of Northern Michigan Bancorp prior to the commencement of the offerings and the final exchange ratio (see below). For both transactions, the values implied by their final exchange ratios were lower than their trading prices at the commencement of their offerings, suggesting that, under current market conditions, the final market values for both companies were below the values implied by the trading prices of their minority shares. The results of these two offerings indicate some softness in the second step-conversion market.

Board of Directors
March 24, 2005
Page 6


                                                 Rome Bancorp      First Federal
                                                 ------------      -------------
Share Price at Commencement of Offering             $28.05            $24.75
Share Price Implied by Final Exchange               $22.68            $18.65
Difference:  Commencement-Final Exchange (%)        (19.14)%          (24.65)%

            There is no current pricing data for the one recent standard conversion, as the one recently completed standard conversion offering completed trades on the OTC Bulletin Board. Moreover, its small size makes any comparison less meaningful.

      B.    Trading in Hudson City Bancorp's Stock

            The trading level of a mutual holding company's stock typically becomes more relevant once the appraised value incorporating the second step conversion transaction has become publicly available. The Company's stock has had a 52 week trading range of $31.39 to $41.00. Hudson City Bancorp announced its second step conversion December 17, 2004, and the market adversely reacted to the news; specifically, the Company's stock declined from a December 16, 2004 closing price of $40.41 to $36.75 the following day. During the time period between the announcement of the second-step conversion and the filing of the Form S-1, the Company's stock traded in the $35-$37 range.

            The Company's Form S-1 was filed on February 25, 2005 and the appraisal became publicly available on EDGAR on March 2, 2005. With the filing of the Form S-1 and public dissemination of the value on February 25, 2005, the Company's stock price closed up $1.49 at $37.46 on volume of approximately 846,000 shares (the average daily volume in the Company's stock over the past three months has approximated 246,000 shares). The initial spike-up in the Company's stock price following the filing was believed to be in part attributable to covering of short positions that were taken when the Company announced the second-step conversion.

            Subsequently, trading volume slowed to more normal levels and the stock has traded in a narrow range, at a level just above the midpoint of the valuation range. On March 24, 2005, the Company's stock price closed at $35.00, approximately 1.0% above the midpoint valuation set forth in the Original Appraisal.

            After the filing of the Form S-1, it was reported in the March 7, 2005 SNL Bank and Thrift Daily that analysts from four brokerage firms that regularly follow the Company reiterated their prior investment opinions pertaining to the Company's stock. Three of the four analysts maintained one-year price targets of $41 and one analyst maintained a one-year price target of $48. A one-year price target of $41 represents an 18.3% premium to the midpoint of the valuation range and a 2.8% premium to the maximum of the valuation range.

Board of Directors
March 24, 2005
Page 7


            At this point, the market has no knowledge that the maximum as adjusted is being introduced - we will continue to observe market reaction in this regard.

      C.    Unique Transaction Considerations

            The Original Appraisal identified certain unique transaction considerations that are appropriate to repeat and emphasize. These unique transaction considerations present a high degree of transactional risk never experienced in a thrift conversion offering. These areas of "uncharted waters" are discussed more fully below.

               1. Hudson City Bancorp's Pending Offering Is Expected to Be Among Largest U.S. IPO Offerings. With an offering size at the offering range of $3.6 to $5.6 billion, the Company's offering would be the third to ninth largest domestic IPO completed since 1996 and may be the largest offering by a financial services company in history (see Exhibit 5).

               2. Hudson City Bancorp's Offering Will Dwarf All Other Thrift IPOs. The Company's Offering size is almost five times larger than the largest thrift conversion transaction ever completed - NewAlliance Bancorp, Inc. raised approximately $1.0 billion in a standard conversion offering on April 2, 2004. Prior to NewAlliance the next largest thrift offerings were $0.8 billion by GP Financial Corp. in 1994 and $0.7 billion by Independence Community Bancorp in 1998. Accordingly, the receptiveness to Hudson City's offering is highly uncertain. With this uncertainty, the offering process involves a syndicated offering component with a domestic and international initiative.

               3. Thrift Offerings Typically Do Not Commence With Expectations of Relying on a Syndicated Phase. Over the past 15 years, nearly all mutual-to-stock conversion offerings have been completed through subscription and community offerings, in which the stock is sold to individual investors. And, only a handful of offerings have relied on a syndicate to complete the offering - and this has typically been in undersubscribed offerings. Comparatively, in the Company's offering it is expected that a large portion will be sold in a syndicated offering with institutional participation.

               4. Hudson City Bancorp Is Not a "Household" Name Like Other Large Offerings by Financial Services Companies. As a regionally-based thrift, the Company does not have the geographic reach or name recognition of the nation's largest IPOs. In contrast, the other offerings by financial services companies in the $3-$6 billion offering range in recent years had highly recognizable brand names generated through marketing campaigns conducted through national media coverage, such as CIT Group, Inc. ($4.6 billion IPO), The Goldman Sachs Group, Inc. ($3.7 billion IPO) and Prudential Financial, Inc. ($3.0 billion
IPO). At the time of its July 2002 offering, CIT Group, Inc. was a leading global commercial and consumer finance company, with $48 billion in managed assets serving clients in 30 countries. The Goldman Sachs Group, Inc. had $230.6 billion in assets at the time of its May 1999 offering, and was a leading global investment banking and securities firm operating in 23 countries with 13,000 employees. At the time of its December 2001 offering, Prudential Financial had $295.7 billion in assets, and was providing insurance, investment management and other financial products and

Board of Directors
March 24, 2005
Page 8


services to more than 15 million individual and institutional customers in the U.S. and over 30 other countries. In contrast, Hudson City Bancorp is smaller, has fewer employees, its markets are primarily New Jersey-based and, as a result, the Company does not carry a nationally recognized name.

               The Company's low profile presents the Company with a significant challenge in tapping the national and international markets that may be required to complete the offering. The size of the Company's offering and the anticipated syndicated offering are viewed as increasing the pricing sensitivity of the offering, particularly at the time of the syndicated offering once the subscription phase has been completed.

               5. Hudson City Bancorp's Offering May Be Very Sensitive to Interest Rates. The Company's offering is considered to be particularly price sensitive to movements in interest rates given its current higher interest rate risk profile and portfolio lending strategy. Accordingly, to the extent that long-term interest rates increase, the transactional risk associated with the Company's offering increases. At March 24, 2005, the ten-year Treasury was yielding 4.60% compared to a yield of 4.16% at the date of the Original Appraisal.

               6. Large Cap Thrift Stocks Trade More On an Earnings Basis. We anticipate that Hudson City Bancorp's stock will be viewed by the investment community with more weight on the price/earnings ratio than is typical of converting thrifts (which are viewed more from a price/book ratio perspective), given the size of the Company's offering, the expectation that there will be high institutional ownership in the Company's stock on a post-offering basis and that the nation's largest publicly-traded thrifts typically trade within a relatively narrow range of price/earnings ratios and a relatively broad range of price/tangible book value ratios.

               In this regard, we examined thrifts with the largest assets (over $5 billion), and their pricing ratios and institutional ownership. The ratios for this group (with nearly 60% institutional ownership on average) are as follows (see Exhibit 6 for detail):

                                             Price/            Price/
                                            Earnings        Tangible Book
                                            --------        -------------
                  Average                     14.8x            226.3%
                  Median                      14.5x            184.6%
                  High                        21.4x            419.3%
                  Low                          8.8x            161.2%

               7. Peer Group Is More Highly Leveraged than Hudson City Bancorp. In preparing conversion appraisals, we typically seek to include in the peer group thrifts that have not fully leveraged the capital raised in their previous IPOs. In the Company's case however, in selecting the Peer Group on the basis of size, operating strategy, type of market served, among other factors, the resulting Peer Group was more highly leveraged than the Company will be on a pro forma basis. Specifically, the Company's pro forma equity ratio will be more than 4 times the average equity ratio of the Peer Group. Accordingly, when coupled with the greater

Board of Directors
March 24, 2005
Page 9


importance of the price/earnings multiple (as discussed above), this will result in a greater discount on a price/book basis than is typically the case in the appraisal of the more typical converting thrift.

               The more highly leveraged position of the Peer Group results in one other major consideration in evaluating the valuation for the Company. Specifically, the price/tangible book value ratio is less sensitive to changes in value than the earnings multiple. In other words, as the value changes over the course of the range, the price/tangible book value discount changes only to a limited degree, while the price/earnings premium changes rather sharply.

Summary of Adjustments

            In the Original Appraisal, we made the following adjustments to Hudson City Bancorp's pro forma value based upon our comparative analysis to the Peer Group:

                                                                    Valuation
      Key Valuation Parameters:                                     Adjustment
      ------------------------                                      ----------
      Financial Condition                                          Slight Upward
      Profitability, Growth and Viability of Earnings              Slight Upward
      Asset Growth                                                 Slight Upward
      Primary Market Area                                          No Adjustment
      Dividends                                                    No Adjustment
      Liquidity of the Shares                                      No Adjustment
      Marketing of the Issue                                       No Adjustment
      Management                                                   No Adjustment
      Effect of Government Regulations and Regulatory Reform       No Adjustment

            With the exception of marketing of the issue, there were no developments that led to a reconsideration of the valuation parameters since the date of the Original Appraisal. Accordingly, the only valuation parameter reconsidered herein was the marketing of the issue. In reaching the conclusion that "no adjustment" continued to be appropriate we considered the following factors: the changes in the market for thrift stocks, including the Peer Group and the new issue market for thrift stocks; the trading activity in the Company's stock and the post-filing research reports issued by research analysts and their respective one year price targets.

            The general market for thrift stocks was slightly lower compared to the date of the Original Appraisal, as indicated by the decline in the two SNL Indices considered, as well as a decline in the pricing measures for the Peer Group and all publicly-traded thrifts compared to the Original Appraisal date and the softening of the new issue market for thrift stocks, particularly for second step conversions.

            Hudson City Bancorp's stock price increased initially following the dissemination of the value to the public and then has subsequently traded down. The closing price of the

Board of Directors
March 24, 2005
Page 10


Company's stock price on March 24, 2005 was slightly above the midpoint of the valuation range. Investment opinion by analysts who cover the Company's stock did not change following disclosure of the valuation range. With the exception of slightly higher long-term interest rates, there were no other new developments to consider in assessing the transaction risk associated with the Company's offering.

            Overall, taking into account the foregoing factors, we believe that the Company's estimated pro market value as set forth in the Original Appraisal remains appropriate.

Valuation Approaches

      In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Hudson City Bancorp's to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds.

      In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters utilized in the Original Appraisal did not change in this update.

      Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the Original Appraisal, this updated appraisal incorporates a "technical" analysis of recently completed conversions, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

      RP Financial also considered the trading price of Hudson City Bancorp's stock, which had a closing price of $35.00 per share as of March 24, 2005, which was 1.0% above the midpoint of the valuation range. RP Financial also considered the offering results, and pro forma pricing of the two recently completed second-step conversions.

      The Company has adopted Statement of Position ("SOP" 93-6) which causes earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Company's shareholders. However, we have considered the impact of the Company's adoption of SOP 93-6 in the valuation.

      In preparing the pro forma pricing analysis we have taken into account the pro forma impact of the MHC assets (that are on deposit at the Bank) that will be consolidated with the Company and thus will increase equity and earnings. At December 31, 2004, the MHC had unconsolidated assets of $145.3 million.

Board of Directors
March 24, 2005
Page 11


      Based on the foregoing, we have concluded that Hudson City Bancorp's value as set forth in the Original Appraisal remains appropriate. Therefore, as of March 24, 2005, the aggregate pro forma market value of Hudson City Bancorp's conversion stock was $6,454,090,570 at the midpoint, equal to 645,409,057 shares at $10.00 per share. The midpoint and resulting valuation range is based on the sale of a 65.85% ownership interest to the public, which provides for a $4.250 billion public offering at the midpoint value.

      Subsequent to the Original Appraisal, the Company has elected to revise the Plan of Conversion to include an adjusted maximum in its offering. Accordingly, this updated appraisal incorporates a maximum, as adjusted, in the offering range equal to a value and offering 15.0% above the maximum.

      1. P/E Approach. The application of the P/E valuation method requires calculating the Company's pro forma market value by applying a valuation P/E multiple to the pro forma earnings base. In applying this technique, we considered both reported earnings and a recurring earnings base, that is, earnings adjusted to exclude any one-time non-operating items, plus the estimated after-tax earnings benefit of the reinvestment of the net proceeds. The reinvestment rate of 3.08% was based on the Company's business plan for reinvestment of the net proceeds, which resulted in a blended rate that was approximately equivalent to the yield on a two-year U.S. Treasury notes at December 31, 2004. The Company's earnings, incorporating the reinvestment of $145.3 million of MHC assets at an after-tax reinvestment rate of 1.92% (reflecting the two-year Treasury rate and the marginal effective tax rate of 37.60%), equaled $242.1 million for the 12 months ended December 31, 2004 ("reported earnings"). In deriving Hudson City Bancorp's estimated core earnings for purposes of the valuation, an adjustment was made to eliminate the net gain on the sale of investment securities of $11.4 million for the 12 month period. As shown below, on a tax-effected basis, assuming an effective marginal tax rate of 37.60%, the Company's core earnings were calculated at $234.9 million for the 12 months ended December 31, 2004 (Note: see Exhibit 2 for the adjustments applied to the Peer Group's earnings in the calculation of core earnings).

                                                               FY2004
                                                               Amount
                                                               ------
                                                               ($000)
      Net income(1)                                          $242,059
      Deduct: Net gain on sale of securities(2)                (7,132)
                                                               -------
        Core earnings estimate                               $234,927

      (1) Includes reported net income of $239,266 plus the after-tax reinvestment income of $2,793 from consolidating the MHC assets with the Company.

      (2) Net gain of $11,429 adjusted for tax effect at 37.60%.


            Based on Hudson City Bancorp's reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Company's reported and core P/E multiples at the midpoint value of $6.454 billion equaled 22.22 times and

Board of Directors
March 24, 2005
Page 12


23.26 times, respectively. The Company's updated reported and core P/E multiples provided for premiums of 55.49% and 60.97% relative to the Peer Group's average reported and core P/E multiples of 14.29 times and 14.45 times, respectively (versus premiums of 48.83% and 54.24% relative to the Peer Group's average reported and core P/E multiples as indicated in the Original Appraisal). The Company's pro forma P/E ratios based on reported earnings at the minimum and the maximum are 19.61 times and 25.00 times, respectively, and based on core earnings at the minimum and the maximum are 20.00 times and 25.64 times, respectively. In the event that the offering closes at the maximum, as adjusted, of the valuation the Company's pro forma P/E ratio is 28.57 times. We also considered the impact of SOP 93-6 on earnings per share and resulting P/E ratios of 18.18 times at the minimum, 20.83 times at the midpoint, 23.81 times at the maximum, and 26.32 times at the maximum, as adjusted, based on reported earnings. The Company's implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 2, and the pro forma calculations are detailed in Exhibits 3 and 4.

      2. P/B Approach. The application of the P/B valuation method requires calculating the Company's pro forma market value by applying a valuation P/B ratio, derived from the Peer Group's P/B ratio, to the Company's pro forma book value. The Company's pre-conversion equity of $1,402.9 million was adjusted to include $145.3 million of equity held at the MHC level which will be consolidated with the Company's equity as the result of the conversion. In applying the P/B approach, we considered both reported book value and tangible book value. Based on the $6.454 billion midpoint valuation, Hudson City Bancorp's pro forma P/B and P/TB ratios both equaled 125.16%. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 181.64% and 197.69%, respectively, Hudson City Bancorp's ratios were discounted by 31.09% and 36.69% (versus discounts of 33.78% and 39.22% from the Peer Group's P/B and P/TB ratios as indicated in the Original Appraisal). The Company's pro forma P/B ratios at the minimum and the maximum are 118.76% and 130.38%, respectively. If the offering were to close at the maximum, as adjusted, of the valuation range, the Company's pro forma P/B ratio is 135.32%. At the maximum, as adjusted, of the valuation range, the Company's pro forma P/B ratio reflects discounts of 25.50% and 31.55%, respectfully, relative to the average P/B and P/TB ratios indicated for the Peer Group. RP Financial considered the discounts under the P/B approach to be reasonable in light of the valuation adjustments referenced earlier, the comparatively lower pro forma return on equity resulting from the Company's significantly higher pro forma capital position and the resulting pricing ratios under the earnings and assets approaches.

            In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of the recent standard conversion and second-step offering pricing characteristics at closing and in the aftermarket. As indicated in the Original Appraisal, the pricing characteristics of the recent conversion and second-step offerings are not the primary determinate of value. Consistent with the Original Appraisal, particular focus was placed on the P/TB approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The one standard conversion offering completed within the past three months closed at a P/TB ratio of 76.6% and appreciated 26.0% during the first week of trading.

Board of Directors
March 24, 2005
Page 13


            The two second-step conversion offerings completed in the past three months closed with pro forma P/TB ratios of 106.96% (Rome Bancorp) and 96.94% (First Federal of Northern Michigan), after extension of their offerings.

            As set forth in the Original Appraisal, the median pro forma price/tangible book ratio of the five second-step conversion offerings completed in 2004 equaled 124.3% at closing - in comparison, the Company's pro forma price/tangible book ranges from 118.76% at the minimum to 135.32% at the maximum as adjusted. The market prices of these five second-step conversion offerings increased 2.8% on average after one week of trading.

            2. P/A Approach. The P/A valuation methodology determines market value by applying a valuation P/A ratio to the Company's pro forma asset base, conservatively assuming no deposit withdrawals are made to fund stock purchases. In all likelihood there will be deposit withdrawals, which results in understating the pro forma P/A ratio computed herein. At the midpoint of the valuation range, Hudson City Bancorp's value equaled 27.17% of pro forma assets. In comparison to the Peer Group's average P/A ratio of 14.02%, Hudson City Bancorp's P/A ratio indicated a premium of 93.79% (versus a premium of 86.74% at the midpoint valuation in the Original Appraisal). The Company's P/A ratios at the minimum, the maximum, and the maximum, as adjusted, are 23.63%, 30.56% and 34.27%, respectively.

Valuation Conclusion

      Our analysis indicates that the Company's estimated pro forma market value did not change from the midpoint value as set forth in the Original Appraisal. Accordingly, it is our opinion that, as of March 24, 2005, the estimated aggregate pro forma market value of the Company, inclusive of the sale of the MHC's ownership interest to the public shareholders, was $6,454,090,570 at the midpoint. Based on this valuation and the approximate 65.85% ownership interest being sold in the public offering, the midpoint value of the Company's stock offering is $4,250,000,000, equal to 425,000,000 shares at a per share value of $10.00. Pursuant to conversion guidelines, the 15% offering range indicates a minimum offering of $3,612,500,000 and a maximum offering of $4,887,500,000. Based on the $10.00 per share offering price, this valuation range equates to an offering of 361,250,000 shares at the minimum and 488,750,000 shares at the maximum. In the event the valuation is increased to the maximum, as adjusted, the Company's stock offering will be $5,620,625,000, comprised of 562,062,500 shares issued at $10.00 per share. The pro forma valuation calculations relative to the Peer Group are shown in Table 2 and are detailed in Exhibit 3 and Exhibit 4.

Establishment of the Exchange Ratio

      OTS regulations provide that in a conversion of a mutual holding company, the minority stockholders are entitled to exchange the public shares for newly issued shares of Hudson City Bancorp stock as a fully-converted company. The Board of Directors of the MHC has independently determined the exchange ratio. The determined exchange ratio has been designed

Board of Directors
March 24, 2005
Page 14


to preserve the current aggregate percentage ownership in Hudson City Bancorp equal to 34.15% at December 31, 2004. The exchange ratio to be received by the existing minority shareholders of Hudson City Bancorp will be determined at the end of the offering, based on the total number of shares sold in the subscription and syndicated offerings. Based upon this calculation, and the valuation conclusion and offering range concluded above, the exchange ratio would be 2.9471 shares, 3.4672 shares, 3.9873 shares and 4.5854 shares of newly issued shares of Hudson City Bancorp stock for each share of stock held by the public shareholders at the minimum, midpoint, maximum, and maximum, as adjusted, of the offering range, respectively. RP Financial expresses no opinion on the proposed exchange of newly issued Company shares for the shares held by the public stockholders or on the proposed exchange ratio.

                                                Respectfully submitted,

                                                RP FINANCIAL, LC.




                                                William E. Pommerening
                                                Chief Executive Officer and
                                                   Managing Director

                                                Ronald S. Riggins
                                                President and Managing
                                                Director




                                                Gregory E. Dunn
                                                Senior Vice President

                       PRO FORMA VALUATION UPDATE REPORT
                           HUDSON CITY BANCORP, INC.

                              HOLDING COMPANY FOR
                            HUDSON CITY SAVINGS BANK

                              PARAMUS, NEW JERSEY

                                 MARCH 24, 2005

                              RP(R) FINANCIAL, LC.
                            1700 NORTH MOORE STREET
                                   SUITE 2210
                           ARLINGTON, VIRGINIA 22209

RP(R) Financial, LC.
Page 6

                                     TABLE 1

                 Pricing Characteristics and After-Market Trends
                Recent Conversions Completed (Last Three Months)

Institutional Information                                            Pre-Conversion Data               Offering Information
-------------------------                                            -------------------               --------------------
                                                               Financial Info.   Asset Quality
                                                               ---------------   -------------
                                        Conversion                     Equity/    NPAs/     Res.     Gross      %     % of   Exp./
Institution                        ST.    Date       Ticker    Assets   Assets    Assets    Cov.     Proc.   Offered  Mid.   Proc.
-----------                        ---    ----       ------    ------   ------    ------    ----     -----   -------  ----   -----
                                                               ($Mil)     (%)       (%)      (%)    ($Mil.)    (%)     (%)    (%)
STANDARD CONVERSIONS

Royal Financial, Inc.*(1)           IL   1/21/05   RYFL-OTCBB   $ 102    12.63%     0.13%    184%    $ 26.0    100%   132%   4.6%


                              AVERAGES - STANDARD CONVERSIONS:  $ 102    12.63%     0.13%    184%    $ 26.0    100%   132%   4.6%
                               MEDIANS - STANDARD CONVERSIONS:  $ 102    12.63%     0.13%    184%    $ 26.0    100%   132%   4.6%


SECOND STEP CONVERSIONS

                           AVERAGES - SECOND STEP CONVERSIONS:
                            MEDIANS - SECOND STEP CONVERSIONS:

MUTUAL HOLDING COMPANY
 CONVERSIONS

Kentucky First Federal
 Bancorp (7)                        KY    3/3/05   KFFB-NASDAQ  $  295   11.03%     0.59%     37%    $ 21.3     25%   132%   6.3%
Kearny Financial Corp.*             NJ   2/24/05   KRNY-NASDAQ  $1,904   15.64%     0.14%    214%    $218.2     30%   132%   1.5%
Home Federal Bancorp, Inc.
 of LA*                             LA   1/21/05   HFBL-OTCBB   $   98   19.39%     0.00%      NM    $ 14.7     40%   105%   4.2%
BV Financial, Inc.                  MD   1/14/05   BVFL-OTCBB   $  100    8.10%     0.62%     56%    $ 11.9     45%   132%   5.5%
Georgetown Bancorp, Inc.*           MA    1/6/05   GTWN-OTCBB   $  143    5.75%     0.73%     86%    $ 12.5     45%   132%   4.9%
SFSB, Inc.                          MD  12/31/04   SFBI-OTCBB   $  148    7.51%     0.24%    113%    $ 13.4     45%   132%   4.5%

                AVERAGES - MUTUAL HOLDING COMPANY CONVERSIONS:  $  448   11.24%     0.39%    101%    $ 48.7     38%   127%   4.5%
                 MEDIANS - MUTUAL HOLDING COMPANY CONVERSIONS:  $  146    9.57%     0.42%     86%    $ 14.0     43%   132%   4.7%


                                   AVERAGES - ALL CONVERSIONS:  $  399   11.44%     0.35%    115%    $ 45.4     47%   128%   4.5%
                                    MEDIANS - ALL CONVERSIONS:  $  143   11.03%     0.24%     99%    $ 14.7     45%   132%   4.6%

  Institutional Information                                 Contribution to      Insider Purchase
----------------------------                                Charitable Found.    ----------------
                                                            -----------------     Benefit Plans
                                                                                 -------------               Initial
                                    Conversion                      % of                Recog.     Mgmt.&    Dividend
Institution                  ST.    Date        Ticker      Form    Offering     ESOP    Plans     Dirs.      Yield
-----------                  ---    ----        ------      ----    --------     ----    -----     -----      -----
                                                                                                     (%)       (%)
STANDARD CONVERSIONS

Royal Financial, Inc.*(1)    IL    1/21/05     RYFL-OTCBB    C\S    0.4%\1.9%    8.0%     4.0%      4.0%      0.00%


                       AVERAGES - STANDARD CONVERSIONS:      N.A.      N.A.      8.0%     4.0%      4.0%      0.00%
                        MEDIANS - STANDARD CONVERSIONS:      N.A.      N.A.      8.0%     4.0%      4.0%      0.00%


SECOND STEP CONVERSIONS

                     AVERAGES - SECOND STEP CONVERSIONS:
                      MEDIANS - SECOND STEP CONVERSIONS:

MUTUAL HOLDING COMPANY
 CONVERSIONS

Kentucky First Federal
 Bancorp (7)                 KY     3/3/05     KFFB-NASDAQ   N.A      N.A        8.7%     7.9%      5.5%      4.00%
Kearny Financial Corp.*      NJ    2/24/05     KRNY-NASDAQ   N.A      N.A        8.0%     6.5%      2.6%      0.00%
Home Federal Bancorp, Inc.
 of LA*                      LA    1/21/05     HFBL-OTCBB    N.A      N.A        8.0%     4.9%      4.3%      0.00%
BV Financial, Inc.           MD    1/14/05     BVFL-OTCBB    N.A      N.A        8.7%     4.4%      4.2%      0.00%
Georgetown Bancorp, Inc.*    MA     1/6/05     GTWN-OTCBB    N.A      N.A        8.0%     4.4%      6.2%      0.00%
SFSB, Inc.                   MD   12/31/04     SFBI-OTCBB    N.A      N.A        8.7%     4.4%      2.6%      0.00%

          AVERAGES - MUTUAL HOLDING COMPANY CONVERSIONS:     NA        NA        8.4%     5.4%      4.2%      0.67%
           MEDIANS - MUTUAL HOLDING COMPANY CONVERSIONS:     NA        NA        8.4%     4.6%      4.3%      0.00%


                             AVERAGES - ALL CONVERSIONS:     NA        NA        8.3%     5.2%      4.2%      0.57%
                              MEDIANS - ALL CONVERSIONS:     NA        NA        8.0%     4.4%      4.2%      0.00%

 Institutional Information                                                                      Pro Forma Data
 -------------------------                                                                      --------------
                                                                                    Pricing Ratios(3)        Financial Charac.
                                                                                    -----------------        -----------------
                                             Conversion                                    Core            Core               Core
Institution                            ST.       Date          Ticker            P/TB      P/E      P/A    ROA     TE/A       ROE
-----------                            ---       ----          ------            ----      ---      ---    ---     ----       ---
                                                                                  (%)      (x)      (%)    (%)      (%)       (%)
STANDARD CONVERSIONS
Royal Financial, Inc.*(1)             IL        1/21/05       RYFL-OTCBB         76.6%      NM      21.4%   NM      28.3%      NM


                                        AVERAGES - STANDARD CONVERSIONS:         76.6%      NM      21.4%   NM      28.3%      NM
                                         MEDIANS - STANDARD CONVERSIONS:         76.6%      NM      21.4%   NM      28.3%      NM

SECOND STEP CONVERSIONS

                                      AVERAGES - SECOND STEP CONVERSIONS:
                                       MEDIANS - SECOND STEP CONVERSIONS:

MUTUAL HOLDING COMPANY
 CONVERSIONS
Kentucky First Federal
 Bancorp (7)                          KY         3/3/05       KFFB-NASDAQ        91.5%     35.5x    26.4%   0.6%    16.1%     3.6%
Kearny Financial Corp.*               NJ        2/24/05       KRNY-NASDAQ        86.6%     69.2x    28.7%   0.6%    19.0%     2.9%
Home Federal Bancorp, Inc. of LA*     LA        1/21/05       HFBL-OTCBB         72.4%     76.9x    28.3%   0.5%    28.3%     1.6%
BV Financial, Inc.                    MD        1/14/05       BVFL-OTCBB         88.4%     48.9x    21.7%   0.4%    16.2%     2.3%
Georgetown Bancorp, Inc.*             MA         1/6/05       GTWN-OTCBB         86.8%     72.9x    16.6%   0.2%    12.1%     1.7%
SFSB, Inc.                            MD       12/31/04       SFBI-OTCBB         82.7%     47.0x    17.2%   0.3%    13.9%     2.0%

                           AVERAGES - MUTUAL HOLDING COMPANY CONVERSIONS:        84.7%     58.4X    23.2%   0.4%    17.6%     2.3%
                            MEDIANS - MUTUAL HOLDING COMPANY CONVERSIONS:        86.7%     59.0X    24.1%   0.4%    16.1%     2.1%


                                              AVERAGES - ALL CONVERSIONS:        83.6%     58.4X    22.9%   0.4%    19.1%     2.3%
                                               MEDIANS - ALL CONVERSIONS:        86.6%     59.0x    21.7%   0.4%    16.2%     2.1%

 Institutional Information                                                               Post-IPO Pricing Trends
 -------------------------                                                               -----------------------
                                                                                            Closing Price:
                                                                                            --------------
                                                                         First               After                After
                                    Conversion                  IPO     Trading      %       First       %        First        %
Institution                 ST.        Date        Ticker      Price      Day      Change    Week(4)   Change     Month(5)   Change
-----------                 ---        ----        ------      -----      ---      ------    -------   ------     --------   ------
                                                                ($)       ($)       (%)        ($)       (%)        ($)        (%)
STANDARD CONVERSIONS
Royal Financial, Inc.*(1)   IL        1/21/05     RYFL-OTCBB   $10.00    $11.60    16.0%      $12.60    26.0%      $12.54     25.4%


                             AVERAGES - STANDARD CONVERSIONS:  $10.00    $11.60    16.0%      $12.60    26.0%      $12.54     25.4%
                              MEDIANS - STANDARD CONVERSIONS:  $10.00    $11.60    16.0%      $12.60    26.0%      $12.54     25.4%

SECOND STEP CONVERSIONS

                          AVERAGES - SECOND STEP CONVERSIONS:
                           MEDIANS - SECOND STEP CONVERSIONS:

MUTUAL HOLDING COMPANY
 CONVERSIONS
Kentucky First Federal
 Bancorp (7)                KY         3/3/05     KFFB-NASDAQ  $10.00    $10.79     7.9%      $11.20    12.0%      $11.00     10.0%
Kearny Financial Corp.*     NJ        2/24/05     KRNY-NASDAQ  $10.00    $11.39    13.9%      $11.50    15.0%      $11.13     11.3%
Home Federal Bancorp, Inc.
 of LA*                     LA        1/21/05     HFBL-OTCBB   $10.00     $9.90    -1.0%      $10.05     0.5%       $9.92     -0.8%
BV Financial, Inc.          MD        1/14/05     BVFL-OTCBB   $10.00     $9.35    -6.5%      $ 9.50    -5.0%       $9.93     -0.7%
Georgetown Bancorp, Inc.*   MA         1/6/05     GTWN-OTCBB   $10.00    $10.20     2.0%      $ 9.95    -0.5%      $10.05      0.5%
SFSB, Inc.                  MD       12/31/04     SFBI-OTCBB   $10.00    $10.75     7.5%      $ 9.90    -1.0%       $9.85     -1.5%

               AVERAGES - MUTUAL HOLDING COMPANY CONVERSIONS:  $10.00    $10.40     4.0%      $10.35     3.5%      $10.31      3.1%
                MEDIANS - MUTUAL HOLDING COMPANY CONVERSIONS:  $10.00    $10.48     4.8%      $10.00     0.0%       $9.99     -0.1%


                                  AVERAGES - ALL CONVERSIONS:  $10.00    $10.57     5.7%      $10.67     6.7%      $10.63      6.3%
                                   MEDIANS - ALL CONVERSIONS:  $10.00    $10.75     7.5%      $10.05     0.5%      $10.05      0.5%

Note: * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available; C/S-Cash/Stock.

(1)  Non-OTS regulated thrift.
(2)  As a percent of MHC offering for MHC transactions.
(3)  Does not take into account the adoption of SOP 93-6.
(4)  Latest price if offering is less than one week old.
(5)  Latest price if offering is more than one week but less than one month old.
(6)  Mutual holding company pro forma data on full conversion basis.
(7)  Simultaneously completed acquisition of another financial institution.
(8)  Simultaneously converted to a commercial bank charter.
(9)  Former credit union.

                                                                  March 24, 2005

RP(R) Financial, LC.
Page 14

                                     Table 2
                              Public Market Pricing
                              As of March 24, 2005


                                                   Market
                                               Capitalization         Per Share Data                      Pricing Ratios
                                               --------------         --------------                      --------------
                                               Price/   Market     LTM    Core   TBV/     P/E      P/E
Ticker     Company Name                         Share    Value     EPS   EPS(1)  Share    LTM    Core(1)    P/B      P/TB      P/A
------     ------------                         -----    -----     ---   ------  -----    ---    -------    ---      ----      ---
                                                 ($)     ($M)      ($)     ($)    ($)     (x)      (x)      (%)       (%)      (%)
HCBK       Hudson City Bancorp, Inc.
            (Pro Forma)
                Supermaximum                    $10.00   $ 8,536  $0.35   $0.35   $7.39  28.57x   28.57x   135.32%   135.32%  34.27%
                Maximum                         $10.00   $ 7,422  $0.40   $0.39   $7.67  25.00x   25.64x   130.38%   130.38%  30.56%
                Midpoint                        $10.00   $ 6,454  $0.45   $0.43   $7.99  22.22x   23.26x   125.16%   125.16%  27.17%
                Minimum                         $10.00   $ 5,486  $0.51   $0.50   $8.42  19.61x   20.00x   118.76%   118.76%  23.63%

All Publicly-Traded Thrifts(2)
Average                                         $21.31   $   774  $1.21   $1.18  $12.78  20.17x   22.52x   159.11%   177.94%  16.50%
Median                                          $19.00   $   111  $1.13   $1.07  $11.97  16.80x   17.80x   148.50%   163.60%  14.08%

Peer Group
Average                                         $35.04   $ 5,247  $2.49   $2.47  $17.88  14.29x   14.45x   181.64%   197.69%  14.02%
Median                                          $28.76   $ 1,100  $2.24   $2.26  $16.02  14.55x   14.35x   176.20%   193.75%  12.61%

Peer Group
AF         Astoria Financial Corporation        $24.98   $ 2,742  $2.00   $2.07  $11.45  12.50x   12.10x   188.80%   218.30%  11.05%
BKUNA      BankUnited Financial Corporation     $26.17   $   780  $1.67   $1.64  $15.45  15.70x   15.90x   159.70%   169.40%   8.88%
DSL        Downey Financial Corp.               $60.69   $ 1,691  $3.85   $4.22  $36.07  15.80x   14.40x   167.70%   168.30%  10.80%
FED        FirstFed Financial Corp.             $51.30   $   847  $3.85   $3.85  $28.62  13.30x   13.30x   177.30%   179.30%  11.33%
GDW        Golden West Financial Corporation    $58.68   $18,011  $4.13   $4.10  $23.73  14.20x   14.30x   247.30%   247.30%  16.83%
MAFB       MAF Bancorp, Inc.                    $41.40   $ 1,354  $3.01   $3.00  $19.72  13.80x   13.80x   141.40%   210.00%  14.23%
OCFC       OceanFirst Financial Corp.           $22.92   $   297  $1.42   $1.41  $10.49  16.10x   16.30x   216.40%   218.60%  15.60%
PFSB       PennFed Financial Services, Inc.     $14.75   $   200  $0.96   $0.97  $ 9.00  15.40x   15.20x   163.20%   163.80%  10.17%
PFB        PFF Bancorp, Inc.                    $27.51   $   695  $1.75   $1.63  $13.57  15.70x   16.90x   202.10%   202.90%  18.10%
PROV       Provident Financial Holdings, Inc.   $30.00   $   211  $2.48   $2.44  $16.59  12.10x   12.30x   180.70%   180.90%  13.88%
WFSL       Washington Federal, Inc.             $22.97   $ 1,990  $1.54   $1.55  $12.44  14.90x   14.80x   175.10%   184.60%  26.37%
WM         Washington Mutual, Inc.              $39.11   $34,153  $3.26   $2.77  $17.45  12.00x   14.10x   160.00%   228.90%  11.03%

                                                                                           Financial Characteristics
                                                                                           -------------------------
                                                      Dividends                                                     LTM
                                                      ---------                                 Tang.    --------------------------
                                              Ann.             Payout    Total        Equity/  Equity/                  Core   Core
Ticker     Company Name                       Rate    Yield    Ratio     Assets       Assets    Assets  ROAA    ROAE    ROAA   ROAE
------     ------------                       ----    -----    -----     ------       ------    ------  ----    ----    ----   ----
                                               ($)     (%)      (%)      ($000)        (%)       (%)     (%)     (%)    (%)     (%)
HCBK       Hudson City Bancorp, Inc.
            (Pro Forma)
                Supermaximum                   $0.16   1.60%   45.71%  $ 24,903,684   25.32%    25.32%  1.21%   4.79%  1.18%   4.68%
                Maximum                        $0.20   2.00%   50.00%  $ 24,287,859   23.43%    23.43%  1.21%   5.17%  1.18%   5.04%
                Midpoint                       $0.24   2.40%   53.33%  $ 23,752,359   21.70%    21.70%  1.21%   5.58%  1.18%   5.44%
                Minimum                        $0.28   2.80%   54.90%  $ 23,216,859   19.90%    19.90%  1.21%   6.08%  1.18%   5.92%

All Publicly-Traded Thrifts(2)
Average                                        $0.50   2.20%   57.96%  $  5,294,931   10.56%     9.69%  0.79%   8.52%  0.79%   8.34%
Median                                         $0.44   2.18%   42.55%  $    739,555    9.23%     8.46%  0.80%   8.35%  0.80%   8.26%

Peer Group
Average                                        $0.56   1.85%   25.95%  $ 41,396,912    7.77%     7.19%  1.08%  13.67%  1.07%  13.53%
Median                                         $0.51   1.80%   24.70%  $  8,228,987    6.85%     6.62%  1.06%  13.48%  1.05%  12.59%

Peer Group
AF         Astoria Financial Corporation       $0.70   2.80%   35.01%  $ 23,415,869    5.85%     5.10%  0.97%  15.81%  1.00%  16.37%
BKUNA      BankUnited Financial Corporation    $0.00   0.00%    0.00%  $  8,914,672    5.63%     5.33%  0.66%  11.32%  0.66%  11.23%
DSL        Downey Financial Corp.              $0.40   0.66%   10.39%  $ 15,648,808    6.44%     6.42%  0.77%  11.37%  0.85%  12.47%
FED        FirstFed Financial Corp.            $0.00   0.00%    0.00%  $  7,468,983    6.39%     6.33%  1.12%  14.54%  1.12%  14.54%
GDW        Golden West Financial Corporation   $0.22   0.37%    5.33%  $106,888,541    6.81%     6.81%  1.37%  19.45%  1.36%  19.32%
MAFB       MAF Bancorp, Inc.                   $0.86   2.08%   28.57%  $  9,681,384   10.06%     7.01%  1.10%  10.98%  1.09%  10.94%
OCFC       OceanFirst Financial Corp.          $0.80   3.49%   56.34%  $  1,914,275    7.21%     7.14%  0.98%  13.34%  0.97%  13.25%
PFSB       PennFed Financial Services, Inc.    $0.20   1.36%   20.83%  $  1,979,488    6.23%     6.21%  0.72%  11.34%  0.73%  11.50%
PFB        PFF Bancorp, Inc.                   $0.55   2.00%   31.42%  $  3,873,136    8.95%     8.92%  1.19%  13.62%  1.11%  12.71%
PROV       Provident Financial Holdings, Inc.  $0.48   1.60%   19.35%  $  1,516,486    7.68%     7.67%  1.29%  15.95%  1.27%  15.73%
WFSL       Washington Federal, Inc.            $0.76   3.32%   49.53%  $  7,543,302   15.06%    14.40%  1.83%  12.26%  1.84%  12.34%
WM         Washington Mutual, Inc.             $1.78   4.55%   54.60%  $307,918,000    6.89%     4.92%  1.01%  14.02%  0.86%  11.92%

                                                    2nd Step Pricing
                                                    ----------------
                                                   Exchange    Offering
Ticker     Company Name                            Ratio         Size
------     ------------                            -----         ----
                                                    (x)         ($Mil)
HCBK       Hudson City Bancorp, Inc.
            (Pro Forma)
                Supermaximum                       4.5854x     $5,620.6
                Maximum                            3.9873x     $4,887.5
                Midpoint                           3.4672x     $4,250.0
                Minimum                            2.9471x     $3,612.5

All Publicly-Traded Thrifts(2)
Average
Median

Peer Group
Average
Median

Peer Group
AF         Astoria Financial Corporation
BKUNA      BankUnited Financial Corporation
DSL        Downey Financial Corp.
FED        FirstFed Financial Corp.
GDW        Golden West Financial Corporation
MAFB       MAF Bancorp, Inc.
OCFC       OceanFirst Financial Corp.
PFSB       PennFed Financial Services, Inc.
PFB        PFF Bancorp, Inc.
PROV       Provident Financial Holdings, Inc.
WFSL       Washington Federal, Inc.
WM         Washington Mutual, Inc.

(1) Net income before extraordinary items less the after-tax portion of investment securities and nonrecurring items. The assumed tax rate is 35%.

(2)      Includes publicly-traded mutual holding companies.

Source: SNL Financial, LC., corporate press releases, Hudson City Bancorp's prospectus and RP Financial calculations.

CORP:   CORP:                                         CORP:            CORP:  MARKET:   MARKET:   GAAP:    GAAP:    GAAP:

                                                                                                  DILUTED           TANGIBLE
                                                                                                    EPS               BOOK
                                                                                                   AFTER              VALUE
                                                                                                  EXTRAO-  CORE       PER
                                                                              CLOSING   MARKET    RDINARY   EPS       SHARE
                                                                               PRICE     VALUE      LTM     LTM       LTM
TICKER  COMPANY NAME                                  CITY             STATE    ($)      ($M)       ($)     ($)       ($)
ABBC    Abington Community Bancorp, Inc. (MHC)        Jenkintown          PA   $13.08     $207.6      NA       NA      $7.75
AABC    Access Anytime Bancorp, Inc.                  Albuquerque         NM   $14.09      $23.9   $0.78    $0.77      $5.70
ASBI    Ameriana Bancorp                              New Castle          IN   $14.55      $45.9   $0.45    $0.45     $12.08
ABCW    Anchor BanCorp Wisconsin Inc.                 Madison             WI   $28.20     $641.2   $1.92    $1.79     $13.43
ASBP    ASB Financial Corp.                           Portsmouth          OH   $22.50      $38.3   $1.18    $1.17     $10.96
AF      Astoria Financial Corporation                 Lake Success        NY   $24.98   $2,741.6   $2.00    $2.07     $11.45
ACFC    Atlantic Coast Federal Corporation (MHC)      Waycross            GA   $12.61     $183.4      NA       NA         NA
ALFC    Atlantic Liberty Financial Corp               Brooklyn            NY   $24.10      $40.8   $1.23    $0.89     $16.34
BKMU    Bank Mutual Corporation                       Milwaukee           WI   $11.70     $806.9   $0.38    $0.36      $8.31
BBX     BankAtlantic Bancorp, Inc.                    Fort Lauderdale     FL   $17.15     $948.3   $1.11    $0.85      $6.36
BKUNA   BankUnited Financial Corporation              Coral Gables        FL   $26.17     $780.0   $1.67    $1.64     $15.45
BCSB    BCSB Bankcorp, Inc. (MHC)                     Baltimore           MD   $14.92      $88.0   $0.12    $0.14      $6.97
BHL     Berkshire Hills Bancorp, Inc.                 Pittsfield          MA   $34.00     $197.6   $2.01    $1.93     $21.19
BFCF    BFC Financial Corporation                     Fort Lauderdale     FL    $9.70     $270.9   $0.47       NA      $0.78
BRBI    Blue River Bancshares, Inc.                   Shelbyville         IN    $5.14      $17.5   $0.07    $0.08      $3.73
BYFC    Broadway Financial Corporation                Los Angeles         CA   $11.05      $16.8   $0.99    $1.00      $8.91
BRKL    Brookline Bancorp, Inc.                       Brookline           MA   $14.85     $915.7   $0.31    $0.29      $9.89
CFFN    Capitol Federal Financial (MHC)               Topeka              KS   $35.32   $2,617.6  ($1.30)  ($1.30)    $11.71
CNY     Carver Bancorp, Inc.                          New York            NY   $18.80      $46.7   $1.29    $1.48     $18.37
CEBK    Central Bancorp, Inc.                         Somerville          MA   $28.05      $44.6   $1.25    $1.07     $22.99
GCFC    Central Federal Corporation                   Fairlawn            OH   $10.62      $23.6  ($0.82)  ($0.67)     $7.99
CITZ    CFS Bancorp, Inc.                             Munster             IN   $13.90     $172.1  ($0.57)  ($0.51)    $11.82
CHFN    Charter Financial Corp. (MHC)                 West Point          GA   $33.01     $647.1   $0.48    $0.35     $14.57
CHEV    Cheviot Financial Corp. (MHC)                 Cincinnati          OH   $11.20     $111.1   $0.14    $0.24      $7.86
CTZN    Citizens First Bancorp, Inc.                  Port Huron          MI   $22.65     $192.2   $1.14    $1.10     $17.90
CSBC    Citizens South Banking Corporation            Gastonia            NC   $12.95      $94.7   $0.38    $0.41      $8.74
CSBK    Clifton Savings Bancorp, Inc. (MHC)           Clifton             NJ   $11.18     $341.3      NA       NA      $6.65
CFCP    Coastal Financial Corporation                 Myrtle Beach        SC   $13.87     $243.2   $0.84    $0.87      $5.10
CCBI    Commercial Capital Bancorp Inc.               Irvine              CA   $20.15   $1,123.2   $1.21    $1.20      $4.80
CFB     Commercial Federal Corporation                Omaha               NE   $27.07   $1,062.1   $1.87    $1.97     $15.65
CFFC    Community Financial Corporation               Staunton            VA   $22.44      $46.8   $1.70    $1.70     $14.97
CIBI    Community Investors Bancorp, Inc.             Bucyrus             OH   $13.15      $14.0   $0.78    $0.77     $12.38
DCOM    Dime Community Bancshares, Inc.               Brooklyn            NY   $15.16     $563.4   $1.28    $1.28      $6.08
DSL     Downey Financial Corp.                        Newport Beach       CA   $60.69   $1,690.5   $3.85    $4.22     $36.07
EFC     EFC Bancorp, Inc.                             Elgin               IL   $25.87     $122.7   $1.50    $1.61     $18.03
ESBK    Elmira Savings Bank, FSB                      Elmira              NY   $31.51      $34.5   $2.32    $2.25     $19.90
ESBF    ESB Financial Corporation                     Ellwood City        PA   $13.19     $178.6   $0.94    $0.88      $8.46
FDT     Federal Trust Corporation                     Sanford             FL   $10.30      $81.6   $0.43    $0.42      $4.97
FFDF    FFD Financial Corporation                     Dover               OH   $14.95      $17.8   $0.59    $0.59     $14.35
FSBI    Fidelity Bancorp, Inc.                        Pittsburgh          PA   $24.48      $64.9   $1.60    $1.45     $14.64
FFFL    Fidelity Bankshares, Inc.                     West Palm Beach     FL   $23.40     $571.6   $1.01    $1.07     $10.17
FBEI    First Bancorp of Indiana, Inc.                Evansville          IN   $19.75      $31.8   $0.32    $0.32     $17.34
FBSI    First Bancshares, Inc.                        Mountain Grove      MO   $21.05      $33.1   $1.77    $1.75     $17.58
FBTC    First BancTrust Corporation                   Paris               IL   $12.20      $30.4   $0.51    $0.49     $11.04
FCAP    First Capital, Inc.                           Corydon             IN   $18.94      $49.2   $1.23       NA     $12.43
FCFL    First Community Bank Corporation of America   Pinellas Park       FL   $24.05      $50.9   $0.81    $0.81     $10.22
FDEF    First Defiance Financial Corp.                Defiance            OH   $26.95     $189.2   $1.69    $1.74     $17.10
FFBH    First Federal Bancshares of Arkansas, Inc.    Harrison            AR   $24.56     $125.1   $1.45    $1.45     $14.78

MARKET:   MARKET: MARKET: MARKET:   MARKET: MARKET:    MARKET:   MARKET:



          PRICE/                                                   LTM
PRICE/     LTM             PRICE/             LTM      CURRENT   DIVIDEND
  LTM      CORE   PRICE/  TANGIBLE  PRICE/  DIVIDENDS  DIVIDEND   PAYOUT
EARNINGS   EPS     BOOK     BOOK    ASSETS    ANNCD     YIELD      RATIO
  (X)      (X)     (%)      (%)      (%)      ($)        (%)       (%)
      NA      NA  168.7%    168.7%  28.91%    $0.0000   0.00%         NA
   18.1x   18.3x  114.5%    247.4%   6.51%    $0.0000   0.00%      0.00%
   32.3x   32.3x  118.7%    120.4%  10.70%    $0.6400   4.40%    142.22%
   14.7x   15.7x  201.9%    215.6%  16.46%    $0.4850   1.77%     25.26%
   19.1x   19.3x  205.2%    205.2%  22.14%    $0.6000   2.67%     50.85%
   12.5x   12.1x  188.8%    218.3%  11.05%    $0.7001   3.20%     35.00%
      NA      NA      NA        NA      NA    $0.0000   0.00%         NA
   19.6x   27.0x  147.5%    147.5%  22.01%    $0.2700   1.16%     21.95%
   30.8x   32.6x  128.3%    140.2%  24.97%    $0.2000   2.05%     52.63%
   15.5x   20.3x  219.6%    269.5%  16.21%    $0.1380   0.82%     12.43%
   15.7x   15.9x  159.7%    169.4%   8.88%    $0.0000   0.00%      0.00%
      NM  107.9x  201.2%    214.2%  11.35%    $0.5000   3.35%    416.67%
   16.9x   17.7x  151.6%    160.4%  15.24%    $0.4800   1.41%     23.88%
   20.6x      NA  247.6%        NA   3.93%    $0.0160   0.66%      3.40%
      NM   66.3x  107.8%    137.8%   8.20%    $0.0000   0.00%      0.00%
   11.2x   11.0x  124.0%    124.0%   6.11%    $0.2000   1.81%     20.20%
   47.9x   51.2x  150.2%    150.2%  51.84%    $0.7400   2.29%    238.71%
      NM      NM  301.6%    301.6%  29.88%    $2.0000   5.66%         NA
   14.6x   12.7x  102.4%    102.4%   7.57%    $0.2600   1.49%     20.16%
   22.4x   26.3x  115.0%    122.0%   8.75%    $0.4800   1.71%     38.40%
      NM      NM  119.0%    132.9%  13.57%    $0.3600   3.39%         NA
      NM      NM  116.4%    117.6%  13.10%    $0.4500   3.45%         NA
   68.8x   95.3x  221.8%    226.5%  57.12%    $3.0000   3.03%    625.00%
      NM   46.1x  142.5%    142.5%  40.16%    $0.2100   2.14%    150.00%
   21.8x   20.6x  115.8%    126.6%  13.89%    $0.3600   1.59%     34.62%
   34.1x   31.9x  133.0%    148.2%  18.91%    $0.2600   2.01%     68.42%
      NA      NA  168.2%    168.2%  41.04%    $0.1400   1.79%         NA
   16.5x   16.0x  272.0%    272.0%  17.54%    $0.1819   1.30%     21.65%
   16.7x   16.8x  175.7%    419.3%  21.86%    $0.1500   1.19%     12.40%
   14.5x   13.8x  134.6%    173.0%   9.28%    $0.5400   1.99%     28.88%
   13.2x   13.2x  149.8%    149.9%  12.33%    $0.4200   1.96%     24.71%
   16.9x   17.2x  106.3%    106.3%  11.86%    $0.3550   2.74%     45.51%
   11.8x   11.8x  200.0%    249.3%  16.68%    $0.5600   3.69%     43.75%
   15.8x   14.4x  167.7%    168.3%  10.80%    $0.4000   0.66%     10.39%
   17.3x   16.1x  143.5%    143.5%  12.22%    $0.6325   2.51%     42.17%
   13.6x   14.0x  155.1%    158.3%  10.83%    $0.7427   2.41%     32.01%
   14.0x   15.0x  144.0%    155.8%  10.10%    $0.4000   3.03%     42.55%
   24.0x   24.3x  207.2%    207.2%  13.54%    $0.1000   1.17%     23.26%
   25.3x   25.3x  104.2%    104.2%  12.73%    $0.4300   2.94%     72.88%
   15.3x   16.8x  155.7%    167.2%  10.01%    $0.4691   1.96%     29.32%
   23.2x   21.8x  227.4%    230.1%  16.47%    $0.2934   1.37%     29.05%
   61.7x   61.7x  106.3%    113.9%  11.43%    $0.5900   3.04%    184.37%
   11.9x   12.0x  117.9%    119.7%  12.96%    $0.1600   0.76%      8.51%
   23.9x   24.8x  110.5%    110.5%  13.18%    $0.2400   1.97%     47.06%
   15.4x      NA  130.3%    152.4%  12.47%    $0.6000   3.17%     48.78%
   28.6x   29.8x  230.9%    235.3%  23.64%    $0.0000   0.00%      0.00%
   16.0x   15.5x  134.0%    157.5%  15.09%    $0.8400   3.27%     49.70%
   16.9x   16.9x  166.2%    166.2%  16.65%    $0.4400   1.95%     30.34%

GAAP:         GAAP:    GAAP:      GAAP:  GAAP:    GAAP:   GAAP:


               TOTAL   TANGIBLE
              EQUITY/   EQUITY/
               TOTAL   TANGIBLE                    CORE    CORE
TOTAL ASSETS   ASSETS   ASSETS    ROAA     ROAE    ROAA    ROAE
    LTM         LTM       LTM      LTM      LTM     LTM     LTM
   ($000)       (%)       (%)      (%)      (%)     (%)     (%)
    $717,978   17.14%    17.14%   0.70%    7.52%   0.70%    7.52%
    $367,539    5.68%     2.71%   0.39%    6.24%   0.39%    6.17%
    $428,553    9.02%     8.90%   0.34%    3.69%   0.34%    3.69%
  $3,934,387    8.15%     7.67%   1.16%   14.33%   1.08%   13.39%
    $172,961   10.79%    10.79%   1.21%   11.42%   1.20%   11.32%
 $23,415,869    5.85%     5.10%   0.97%   15.81%   1.00%   16.37%
    $637,678   15.48%    15.07%   0.55%    5.87%      NA       NA
    $185,447   14.92%    14.92%   1.11%    7.32%   0.81%    5.32%
  $3,445,299   19.46%    18.11%   0.93%    4.10%   0.88%    3.87%
  $6,356,777    7.38%     6.10%   1.34%   15.91%   1.01%   12.02%
  $8,914,672    5.63%     5.33%   0.66%   11.32%   0.66%   11.23%
    $775,603    5.64%     5.32%   0.10%    1.72%   0.12%    2.11%
  $1,310,115   10.06%     9.55%   0.89%    9.06%   0.86%    8.68%
  $6,954,847    1.80%     0.54%   0.24%   13.86%      NA       NA
    $213,642    7.61%     6.05%   0.11%    1.33%   0.12%    1.46%
    $276,538    5.46%     5.46%   0.67%   11.44%   0.68%   11.57%
  $1,694,499   34.52%    34.52%   1.10%    2.99%   1.03%    2.80%
  $8,549,550    9.91%     9.91%  -1.09%  -10.17%  -1.09%  -10.17%
    $616,068    7.40%     7.40%   0.60%    7.42%   0.72%    8.98%
    $509,391    7.61%     7.20%   0.38%    4.57%   0.32%    3.89%
    $171,005   11.41%    10.33%  -1.23%   -8.61%  -1.01%   -7.04%
  $1,314,714   11.25%    11.15%  -0.44%   -4.19%  -0.40%   -3.75%
  $1,127,228   25.75%    25.36%   0.89%    3.59%   0.64%    2.58%
    $276,596   28.18%    28.18%   0.47%    1.98%   0.82%    3.44%
  $1,349,045   11.99%    11.09%   0.73%    5.63%   0.70%    5.44%
    $508,961   14.22%    12.95%   0.59%    3.78%   0.63%    4.04%
    $831,736   24.40%    24.40%   0.59%    2.58%   0.60%    2.62%
  $1,383,600    6.45%     6.45%   1.21%   18.98%   1.24%   19.56%
  $5,023,924   12.44%     5.62%   1.55%   14.25%   1.54%   14.09%
 $11,451,453    6.89%     5.45%   0.65%   10.09%   0.68%   10.63%
    $378,792    8.23%     8.23%   1.04%   12.40%   1.04%   12.40%
    $118,622   11.17%    11.17%   0.72%    6.60%   0.71%    6.49%
  $3,377,266    8.34%     6.81%   1.38%   16.76%   1.38%   16.82%
 $15,648,808    6.44%     6.42%   0.77%   11.37%   0.85%   12.47%
  $1,003,915    8.52%     8.52%   0.71%    8.36%   0.76%    8.97%
    $318,964    6.98%     6.85%   0.85%   12.01%   0.82%   11.67%
  $1,394,516    7.01%     6.51%   0.73%   10.38%   0.69%    9.75%
    $602,780    6.53%     6.53%   0.59%    9.81%   0.58%    9.67%
    $138,394   12.22%    12.22%   0.51%    4.14%   0.51%    4.14%
    $646,684    6.43%     6.01%   0.71%   10.91%   0.64%    9.91%
  $3,470,539    7.24%     7.16%   0.69%   11.49%   0.73%   12.21%
    $277,928   10.75%    10.11%   0.19%    1.61%   0.19%    1.61%
    $260,062   11.00%    10.84%   1.10%   10.47%   1.09%   10.36%
    $230,924   11.93%    11.93%   0.54%    4.55%   0.52%    4.39%
    $425,302    9.57%     8.30%   0.82%    7.82%      NA       NA
    $225,998   10.24%    10.07%   0.96%    8.99%   0.96%    8.99%
  $1,126,667   11.26%     9.74%   1.01%    8.57%   1.04%    8.83%
    $751,665   10.02%    10.02%   1.09%   10.37%   1.09%   10.37%

CORP:   CORP:                                         CORP:            CORP:  MARKET:   MARKET:   GAAP:    GAAP:    GAAP:

                                                                                                  DILUTED           TANGIBLE
                                                                                                    EPS               BOOK
                                                                                                   AFTER              VALUE
                                                                                                  EXTRAO-  CORE       PER
                                                                              CLOSING   MARKET    RDINARY   EPS       SHARE
                                                                               PRICE     VALUE      LTM     LTM       LTM
TICKER  COMPANY NAME                                  CITY             STATE    ($)      ($M)       ($)     ($)       ($)
FFBI    First Federal Bancshares, Inc.                Colchester          IL   $24.10      $32.1   $1.21    $0.92     $18.56
FFSX    First Federal Bankshares, Inc.                Sioux City          IA   $22.12      $80.7   $1.56    $1.20     $14.59
FFFS    First Federal Financial Services, Inc. (MHC)  Edwardsville        IL   $14.13      $55.4      NA       NA         NA
FFCH    First Financial Holdings, Inc.                Charleston          SC   $27.94     $344.0   $1.98    $1.65     $11.80
FFHS    First Franklin Corporation                    Cincinnati          OH   $18.20      $30.1   $0.39    $0.34     $14.57
FKFS    First Keystone Financial, Inc.                Media               PA   $22.00      $43.4   $1.03    $0.84     $15.36
CASH    Meta Financial Group, Inc.                    Storm Lake          IA   $22.80      $56.8   $1.37    $1.09     $17.22
FMSB    First Mutual Bancshares, Inc.                 Bellevue            WA   $26.00     $138.0   $1.68    $1.67     $11.24
FNFG    First Niagara Financial Group, Inc.           Lockport            NY   $12.93   $1,515.9   $0.65    $0.67      $7.44
FNFI    First Niles Financial, Inc.                   Niles               OH   $15.25      $21.1   $0.78    $0.65     $11.85
FPTB    First PacTrust Bancorp, Inc.                  Chula Vista         CA   $26.40     $122.6   $1.16    $1.15     $18.88
FPFC    First Place Financial Corp.                   Warren              OH   $18.81     $282.1   $0.85    $1.16     $10.37
FBNW    FirstBank NW Corp.                            Clarkston           WA   $28.19      $82.2   $2.08    $2.08     $17.71
FED     FirstFed Financial Corp.                      Santa Monica        CA   $51.30     $846.5   $3.85    $3.85     $28.62
FBC     Flagstar Bancorp, Inc.                        Troy                MI   $19.60   $1,203.7   $2.24    $2.24     $11.98
FFIC    Flushing Financial Corporation                Lake Success        NY   $17.97     $345.1   $1.25    $1.29      $8.15
FMCO    FMS Financial Corporation                     Burlington          NJ   $19.85     $129.1   $1.34    $1.27     $10.42
FBTX    Franklin Bank Corp.                           Houston             TX   $17.75     $388.7   $1.07    $1.06      $9.34
GDW     Golden West Financial Corporation             Oakland             CA   $58.68  $18,011.3   $4.13    $4.10     $23.73
GOV     Gouverneur Bancorp Inc. (MHC)                 Gouverneur          NY   $13.90      $31.8   $0.39    $0.36      $8.00
PEDE    Great Pee Dee Bancorp, Inc.                   Cheraw              SC   $14.80      $26.9   $0.72    $0.64     $14.23
GAFC    Greater Atlantic Financial Corp.              Reston              VA    $6.15      $18.5  ($0.88)  ($0.95)     $5.78
ALLB    Greater Delaware Valley Savings Bank (MHC)    Broomall            PA   $29.75     $102.4   $0.70    $0.70     $10.42
GCBC    Greene County Bancorp Inc. (MHC)              Catskill            NY   $35.20      $72.4   $1.48    $1.49     $15.59
GSLA    GS Financial Corp.                            Metairie            LA   $19.00      $24.8   $0.17    $0.59     $22.18
HARB    Harbor Florida Bancshares, Inc.               Fort Pierce         FL   $33.85     $807.3   $1.82    $1.78     $12.24
HARL    Harleysville Savings Financial Corporation    Harleysville        PA   $19.00      $73.3   $1.26    $1.22     $11.77
HWFG    Harrington West Financial Group, Inc.         Solvang             CA   $16.80      $88.7   $1.46       NA         NA
HFFC    HF Financial Corp.                            Sioux Falls         SD   $22.25      $79.2   $1.58    $1.58     $13.89
HIFS    Hingham Institution for Savings               Hingham             MA   $41.36      $86.1   $2.77    $2.75     $21.29
HMNF    HMN Financial, Inc.                           Rochester           MN   $30.22     $133.0   $2.31    $2.40     $18.01
HCFC    Home City Financial Corporation               Springfield         OH   $15.10      $12.6   $0.84    $0.84     $15.11
HOME    Home Federal Bancorp, Inc. (MHC)              Nampa               ID   $12.40     $188.6      NA       NA         NA
HLFC    Home Loan Financial Corporation               Coshocton           OH   $19.61      $33.2   $1.04    $0.99     $13.51
HFBC    HopFed Bancorp, Inc.                          Hopkinsville        KY   $16.64      $60.5   $1.09    $1.04     $12.07
HRZB    Horizon Financial Corp.                       Bellingham          WA   $18.70     $189.3   $1.25    $1.19     $10.61
HCBK    Hudson City Bancorp, Inc. (MHC)               Paramus             NJ   $35.00   $6,522.8   $1.29    $1.25      $7.85
ICBC    Independence Community Bank Corp.             Brooklyn            NY   $39.24   $3,314.5   $2.84    $2.92     $12.59
IFSB    Independence Federal Savings Bank             Washington          DC    $9.75      $15.1  ($2.82)  ($2.48)    $11.02
NDE     IndyMac Bancorp Inc.                          Pasadena            CA   $33.33   $2,072.0   $2.74    $2.72     $19.08
JXSB    Jacksonville Bancorp, Inc. (MHC)              Jacksonville        IL   $15.99      $31.4   $0.44    $0.43      $8.99
JFBI    Jefferson Bancshares, Inc.                    Morristown          TN   $13.03     $101.9   $0.50    $0.50     $11.27
KFED    K-Fed Bancorp (MHC)                           Covina              CA   $13.15     $193.5      NA       NA      $5.92
KNBT    KNBT Bancorp, Inc.                            Bethlehem           PA   $14.86     $455.6   $0.60    $0.58     $11.50
LARL    Laurel Capital Group, Inc.                    Allison Park        PA   $22.01      $42.7   $0.92    $0.91     $12.48
LNCB    Lincoln Bancorp                               Plainfield          IN   $18.30      $98.2   $0.81    $0.86         NA
LSBX    LSB Corporation                               North Andover       MA   $17.75      $77.0   $1.05    $0.69     $13.33
LSBI    LSB Financial Corp.                           Lafayette           IN   $25.75      $37.0   $2.23    $2.23     $21.41
MAFB    MAF Bancorp, Inc.                             Clarendon Hills     IL   $41.40   $1,354.0   $3.01    $3.00     $19.72
MASB    MASSBANK Corp.                                Reading             MA   $37.50     $165.2   $1.64    $1.44     $24.86
MTXC    Matrix Bancorp, Inc.                          Denver              CO   $12.43      $82.3   $3.30       NA     $13.94
MFLR    Mayflower Co-operative Bank                   Middleboro          MA   $15.41      $31.7   $0.85    $0.81      $8.93

MARKET:   MARKET: MARKET: MARKET:   MARKET: MARKET:    MARKET:   MARKET:



          PRICE/                                                   LTM
PRICE/     LTM             PRICE/             LTM      CURRENT   DIVIDEND
  LTM      CORE   PRICE/  TANGIBLE  PRICE/  DIVIDENDS  DIVIDEND   PAYOUT
EARNINGS   EPS     BOOK     BOOK    ASSETS    ANNCD     YIELD      RATIO
  (X)      (X)     (%)      (%)      (%)      ($)        (%)       (%)
   19.9x   26.2x  121.3%    129.8%   9.36%    $0.4500   1.99%     37.19%
   14.2x   18.5x  112.3%    151.6%  14.14%    $0.3900   1.81%     25.00%
      NA      NA  152.9%    152.9%  41.18%    $0.1400   1.98%         NA
   14.1x   16.9x  205.3%    236.9%  14.00%    $0.9000   3.29%     45.45%
   46.7x   53.7x  124.9%    124.9%  10.99%    $0.2400   1.76%     61.54%
   21.4x   26.1x  143.2%    143.2%   7.47%    $0.4400   2.00%     42.72%
   16.6x   21.0x  122.7%    132.4%   7.03%    $0.5200   2.28%     37.96%
   15.5x   15.6x  231.3%    231.3%  13.70%    $0.3400   1.38%     20.24%
   19.9x   19.4x  109.0%    173.7%  19.93%    $0.3200   2.78%     49.23%
   19.6x   23.5x  128.7%    128.7%  21.29%    $0.6200   4.20%     79.49%
   22.8x   23.0x  139.8%    139.8%  16.46%    $0.4550   1.89%     39.22%
   22.1x   16.3x  123.8%    181.4%  11.82%    $0.5600   2.98%     65.88%
   13.6x   13.6x  118.0%    163.2%  10.95%    $0.6800   2.41%     32.69%
   13.3x   13.3x  177.3%    179.3%  11.33%    $0.0000   0.00%      0.00%
    8.8x    8.8x  163.6%    163.6%   9.16%    $1.0000   5.10%     44.64%
   14.4x   13.9x  215.2%    220.6%  16.80%    $0.3700   2.23%     29.60%
   14.8x   15.6x  183.5%    190.5%  10.32%    $0.1200   0.60%      8.96%
   16.6x   16.7x  138.5%    188.3%  11.17%    $0.0000   0.00%      0.00%
   14.2x   14.3x  247.3%    247.3%  16.83%    $0.2200   0.41%      5.33%
   35.6x   38.2x  173.8%    173.8%  28.88%    $0.2700   2.01%     69.23%
   20.6x   23.2x  100.3%    104.0%  15.64%    $0.6300   4.32%     87.50%
      NM      NM  105.0%    113.2%   4.68%    $0.0000   0.00%      0.00%
   42.5x   42.5x  285.5%    285.5%  26.82%    $0.3600   1.21%     51.43%
   23.8x   23.6x  225.8%    225.8%  24.89%    $0.8600   2.50%     58.11%
      NM   32.3x   85.7%     85.7%  12.39%    $0.4000   2.11%    235.29%
   18.6x   19.1x  273.2%    276.9%  28.72%    $0.6800   2.36%     37.36%
   15.1x   15.5x  161.4%    161.4%  10.04%    $0.5220   3.16%     41.43%
   11.5x      NA  168.3%        NA   8.20%    $0.9100   2.62%     62.33%
   14.1x   14.1x  145.6%    160.2%   9.32%    $0.4350   1.98%     27.53%
   14.9x   15.1x  194.3%    194.3%  15.74%    $1.1300   1.84%     40.79%
   13.1x   12.6x  159.5%    167.7%  13.90%    $0.8600   2.91%     37.23%
   18.0x   18.1x   97.7%     99.9%   7.97%    $0.4400   2.91%     52.38%
      NA      NA  188.2%    188.2%  30.49%    $0.0000   0.00%         NA
   18.9x   19.7x  145.2%    145.2%  20.66%    $0.8850   4.03%     85.10%
   15.3x   16.0x  122.6%    137.8%  10.44%    $0.4800   2.88%     44.04%
   15.0x   15.7x  174.9%    175.8%  20.30%    $0.5300   2.89%     42.40%
   27.1x   28.0x  445.9%    445.9%  31.05%    $0.7400   2.29%     57.36%
   13.8x   13.5x  144.6%    311.6%  18.77%    $0.9800   2.65%     34.51%
      NM      NM   88.5%     88.5%   8.22%    $0.0000   0.00%      0.00%
   12.2x   12.3x  163.5%    174.7%  12.28%    $1.3200   4.32%     48.18%
   36.3x   37.1x  152.0%    177.9%  12.41%    $0.3000   1.88%     68.18%
   26.1x   25.9x  115.6%    115.6%  33.64%    $0.2400   1.53%     48.00%
      NA      NA  211.0%    222.1%  31.76%    $0.1000   1.52%         NA
   24.8x   25.6x  111.5%    129.2%  17.42%    $0.2000   1.35%     33.33%
   23.9x   24.1x  154.1%    176.4%  13.84%    $0.8000   3.63%     86.96%
   22.6x   21.3x   96.5%        NA  12.11%    $0.5400   3.06%     66.67%
   16.9x   25.8x  133.2%    133.2%  14.85%    $0.5300   3.15%     50.48%
   11.6x   11.6x  120.3%    120.3%  10.30%    $0.5910   2.49%     26.50%
   13.8x   13.8x  141.4%    210.0%  14.23%    $0.8600   2.22%     28.57%
   22.9x   26.0x  149.3%    150.8%  16.83%    $1.0100   2.77%     61.59%
    3.8x      NA   89.2%     89.2%   4.36%    $0.0000   0.00%      0.00%
   18.1x   19.1x  171.8%    172.5%  13.74%    $0.4000   2.60%     47.06%

GAAP:         GAAP:    GAAP:      GAAP:  GAAP:    GAAP:   GAAP:


               TOTAL   TANGIBLE
              EQUITY/   EQUITY/
               TOTAL   TANGIBLE                    CORE    CORE
TOTAL ASSETS   ASSETS   ASSETS    ROAA     ROAE    ROAA    ROAE
    LTM         LTM       LTM      LTM      LTM     LTM     LTM
   ($000)       (%)       (%)      (%)      (%)     (%)     (%)
    $312,487    7.72%     7.25%   0.56%    5.92%   0.43%    4.50%
    $571,361   12.58%     9.64%   0.95%    8.07%   0.73%    6.21%
          NA       NA        NA      NA       NA      NA       NA
  $2,456,593    6.82%     5.96%   1.03%   15.18%   0.86%   12.66%
    $273,968    8.80%     8.80%   0.24%    2.80%   0.21%    2.44%
    $568,881    5.21%     5.21%   0.35%    6.52%   0.28%    5.27%
    $808,420    5.73%     5.33%   0.45%    7.40%   0.35%    5.85%
  $1,003,783    5.92%     5.92%   1.00%   16.85%   0.99%   16.76%
  $5,078,374   18.28%    12.31%   1.05%    5.59%   1.08%    5.74%
     $99,229   16.54%    16.54%   1.04%    6.39%   0.87%    5.31%
    $674,460   11.77%    11.77%   0.77%    6.32%   0.76%    6.25%
  $2,385,302    9.55%     6.72%   0.57%    5.57%   0.79%    7.71%
    $769,570    9.28%     6.89%   0.88%    8.99%   0.88%    8.99%
  $7,468,983    6.39%     6.33%   1.12%   14.54%   1.12%   14.54%
 $13,125,488    5.60%     5.60%   1.18%   20.74%   1.18%   20.74%
  $2,058,044    7.81%     7.63%   1.13%   14.97%   1.17%   15.44%
  $1,250,006    5.63%     5.43%   0.71%   13.15%   0.67%   12.49%
  $3,479,734    8.07%     6.06%   0.80%    9.02%   0.80%    8.96%
$106,888,541    6.81%     6.81%   1.37%   19.45%   1.36%   19.32%
    $109,919   16.62%    16.62%   0.87%    4.86%   0.81%    4.53%
    $171,820   15.59%    15.12%   0.77%    4.65%   0.68%    4.13%
    $396,168    4.46%     4.15%  -0.49%  -11.78%  -0.55%  -13.18%
    $381,788    9.39%     9.39%   0.63%    6.76%   0.63%    6.76%
    $287,393   11.02%    11.02%   1.10%   10.17%   1.10%   10.25%
    $200,066   14.47%    14.47%   0.09%    0.68%   0.31%    2.36%
  $2,805,294   10.51%    10.39%   1.63%   15.16%   1.59%   14.79%
    $726,957    6.22%     6.22%   0.69%   11.30%   0.67%   10.97%
  $1,081,330    4.87%        NA   0.80%   16.29%      NA       NA
    $848,856    6.40%     5.85%   0.69%   11.00%   0.69%   10.98%
    $547,051    8.10%     8.10%   1.14%   13.56%   1.13%   13.44%
    $960,673    8.72%     8.33%   1.01%   11.03%   1.05%   11.44%
    $156,224    8.15%     7.99%   0.44%    5.52%   0.44%    5.48%
          NA       NA        NA      NA       NA      NA       NA
    $160,287   14.24%    14.24%   1.06%    7.42%   1.01%    7.09%
    $579,735    8.52%     7.65%   0.71%    7.93%   0.68%    7.55%
    $932,639   11.60%    11.55%   1.50%   12.13%   1.43%   11.57%
 $20,145,981    6.96%     6.96%   1.29%   17.66%   1.25%   17.11%
 $17,753,430   12.98%     6.47%   1.37%   11.31%   1.41%   11.62%
    $184,118    9.29%     9.29%  -2.07%  -22.45%  -1.83%  -19.81%
 $16,825,644    7.51%     7.06%   1.01%   14.80%   1.00%   14.67%
    $253,330    8.16%     7.06%   0.33%    4.31%   0.33%    4.22%
    $302,954   29.10%    29.10%   1.24%    4.15%   1.25%    4.18%
    $609,166   15.06%    14.41%   0.64%    5.05%   0.66%    5.19%
  $2,415,103   15.62%    13.77%   0.81%    4.57%   0.79%    4.42%
    $308,499    8.98%     7.94%   0.60%    6.62%   0.59%    6.57%
    $810,981   12.55%        NA   0.53%    4.06%   0.56%    4.31%
    $518,477   11.16%    11.16%   0.96%    8.33%   0.63%    5.46%
    $355,045    8.56%     8.56%   0.95%   11.18%   0.95%   11.15%
  $9,681,384   10.06%     7.01%   1.10%   10.98%   1.09%   10.94%
    $976,168   11.27%    11.17%   0.75%    6.71%   0.66%    5.90%
  $1,888,860    4.89%     4.89%   1.23%   28.63%      NA       NA
    $230,356    8.00%     7.97%   0.81%    9.96%   0.77%    9.44%

CORP:   CORP:                                         CORP:            CORP:  MARKET:   MARKET:   GAAP:    GAAP:    GAAP:

                                                                                                  DILUTED           TANGIBLE
                                                                                                    EPS               BOOK
                                                                                                   AFTER              VALUE
                                                                                                  EXTRAO-  CORE       PER
                                                                              CLOSING   MARKET    RDINARY   EPS       SHARE
                                                                               PRICE     VALUE      LTM     LTM       LTM
TICKER  COMPANY NAME                                  CITY             STATE    ($)      ($M)       ($)     ($)       ($)
MFBC    MFB Corp.                                     Mishawaka           IN   $28.20      $37.6   $0.77    $1.47     $23.66
MCBF    Monarch Community Bancorp, Inc.               Coldwater           MI   $13.90      $37.7  ($0.01)      NA     $11.68
MFSF    MutualFirst Financial, Inc.                   Muncie              IN   $23.80     $112.1   $1.16    $1.54     $18.47
NASB    NASB Financial, Inc.                          Grandview           MO   $39.12     $330.8   $3.11    $3.05     $15.94
NVSL    Naugatuck Valley Financial Corp. (MHC)        Naugatuck           CT   $10.72      $81.5      NA       NA      $6.75
NTBK    NetBank, Inc.                                 Alpharetta          GA    $8.44     $391.0   $0.09    $0.03      $7.20
NHTB    New Hampshire Thrift Bancshares, Inc.         Newport             NH   $16.66      $69.4   $1.20    $1.29      $7.61
NYB     New York Community Bancorp, Inc.              Westbury            NY   $18.10   $4,804.3   $1.33    $1.71      $4.40
NAL     NewAlliance Bancshares, Inc.                  New Haven           CT   $14.33   $1,635.9      NA       NA      $8.24
NMIL    NewMil Bancorp, Inc.                          New Milford         CT   $28.01     $117.6   $1.95    $1.95     $11.29
FFFD    North Central Bancshares, Inc.                Fort Dodge          IA   $40.55      $62.1   $3.34    $3.34     $23.89
NEIB    Northeast Indiana Bancorp, Inc.               Huntington          IN   $21.00      $29.9   $0.67    $0.99     $18.33
NWSB    Northwest Bancorp, Inc. (MHC)                 Warren              PA   $21.07   $1,064.0   $1.10    $1.08      $8.08
OSHC    Ocean Shore Holding Company (MHC)             Ocean City          NJ   $10.81      $94.7      NA       NA      $6.86
OCFC    OceanFirst Financial Corp.                    Toms River          NJ   $22.92     $297.2   $1.42    $1.41     $10.49
ONFC    Oneida Financial Corp. (MHC)                  Oneida              NY   $11.61      $87.4   $0.43    $0.51      $5.23
PPBI    Pacific Premier Bancorp, Inc.                 Costa Mesa          CA   $10.80      $56.8   $1.02    $0.81      $7.08
PBCI    Pamrapo Bancorp, Inc.                         Bayonne             NJ   $23.30     $115.9   $1.59    $1.59     $11.08
PFED    Park Bancorp, Inc.                            Chicago             IL   $30.96      $33.2   $2.67       NA     $29.31
PVSA    Parkvale Financial Corporation                Monroeville         PA   $29.99     $167.7   $1.81    $1.74     $13.34
PRTR    Partners Trust Financial Group, Inc.          Utica               NY   $10.35     $514.0   $0.33    $0.47      $5.33
PBHC    Pathfinder Bancorp, Inc. (MHC)                Oswego              NY   $17.89      $43.8   $0.57    $0.37      $7.09
PFSB    PennFed Financial Services, Inc.              West Orange         NJ   $14.75     $200.0   $0.96    $0.97      $9.00
PFDC    Peoples Bancorp                               Auburn              IN   $20.95      $70.5   $1.34    $1.43     $18.58
PBCT    People's Bank (MHC)                           Bridgeport          CT   $39.95   $3,759.5   $2.13    $0.96     $11.61
PCBI    Peoples Community Bancorp, Inc.               West Chester        OH   $23.90      $93.2   $0.87    $0.74     $17.95
PSFC    Peoples-Sidney Financial Corporation          Sidney              OH   $13.40      $19.2   $0.71    $0.71     $12.27
PFB     PFF Bancorp, Inc.                             Pomona              CA   $27.51     $695.1   $1.75    $1.63     $13.57
PBNC    PFS Bancorp, Inc.                             Aurora              IN   $16.40      $24.2   $0.64    $0.64     $13.91
PFSL    Pocahontas Bancorp, Inc.                      Jonesboro           AR   $15.95      $74.0   $0.69    $0.61      $8.27
PBCP    Provident Bancorp, Inc.                       Montebello          NY   $12.16     $558.5   $0.32    $0.31      $5.53
PROV    Provident Financial Holdings, Inc.            Riverside           CA   $30.00     $210.6   $2.48    $2.44     $16.59
PFS     Provident Financial Services, Inc.            Jersey City         NJ   $17.12   $1,272.2   $0.80       NA      $9.36
PSBH    PSB Holdings, Inc. (MHC)                      Putnam              CT   $10.10      $70.1      NA       NA         NA
PULB    Pulaski Financial Corp.                       St. Louis           MO   $20.11     $112.4   $1.10    $1.05      $7.71
PVFC    PVF Capital Corp.                             Solon               OH   $13.40      $94.3   $0.74    $0.74      $9.21
RPFG    Rainier Pacific Financial Group, Inc.         Fife                WA   $16.00     $114.6   $0.48    $0.53     $13.93
RIVR    River Valley Bancorp                          Madison             IN   $21.20      $33.6   $1.45    $1.44     $13.88
RVSB    Riverview Bancorp, Inc.                       Vancouver           WA   $21.25     $102.6   $1.33    $1.40     $12.05
ROME    Rome Bancorp, Inc. (MHC)                      Rome                NY   $23.00     $111.3   $0.57    $0.54      $8.57
SVBI    Severn Bancorp, Inc.                          Annapolis           MD   $20.03     $166.6   $1.48    $1.48      $6.84
SIFI    SI Financial Group Inc. (MHC)                 Willimantic         CT   $11.05     $138.8      NA       NA      $6.41
SFFS    Sound Federal Bancorp, Inc.                   White Plains        NY   $15.15     $190.8   $0.48    $0.49      $9.29
SSFC    South Street Financial Corp.                  Albemarle           NC    $9.74      $29.8   $0.29    $0.29      $8.46
SZB     SouthFirst Bancshares, Inc.                   Sylacauga           AL   $14.92      $10.6  ($0.71)      NA     $13.83
SOV     Sovereign Bancorp, Inc.                       Philadelphia        PA   $22.03   $8,316.9   $1.36    $1.36      $7.53
STSA    Sterling Financial Corporation                Spokane             WA   $35.44     $813.4   $2.43    $2.44     $14.72
SYNF    Synergy Financial Group, Inc.                 Cranford            NJ   $11.74     $146.2   $0.37    $0.37      $8.30
TSH     Teche Holding Co.                             New Iberia          LA   $36.00      $80.8   $2.42    $2.36     $25.02
THRD    TF Financial Corporation                      Newtown             PA   $29.89      $88.0   $2.33    $2.33     $19.26
TONE    TierOne Corporation                           Lincoln             NE   $23.47     $429.1   $1.39    $1.32     $12.19
TSBK    Timberland Bancorp, Inc.                      Hoquiam             WA   $22.58      $85.9   $1.51    $1.52     $17.04

MARKET:   MARKET: MARKET: MARKET:   MARKET: MARKET:    MARKET:   MARKET:



          PRICE/                                                   LTM
PRICE/     LTM             PRICE/             LTM      CURRENT   DIVIDEND
  LTM      CORE   PRICE/  TANGIBLE  PRICE/  DIVIDENDS  DIVIDEND   PAYOUT
EARNINGS   EPS     BOOK     BOOK    ASSETS    ANNCD     YIELD      RATIO
  (X)      (X)     (%)      (%)      (%)      ($)        (%)       (%)
   36.6x   19.1x  103.1%    119.2%   7.11%    $0.4850   1.77%     62.99%
      NM      NA   90.3%    119.0%  13.42%    $0.2000   1.44%         NA
   20.5x   15.4x  127.6%    128.9%  13.35%    $0.4900   2.18%     42.24%
   12.6x   12.8x  239.9%    245.5%  23.33%    $1.6250   2.30%     52.25%
      NA      NA  158.1%    158.9%  30.71%    $0.0400   1.49%         NA
      NM      NM   94.8%    117.3%   8.49%    $0.0800   0.95%     88.89%
   13.9x   13.0x  158.4%    219.0%  11.66%    $0.4625   3.00%     38.54%
   13.6x   10.6x  148.0%    411.2%  19.62%    $1.0000   5.52%     75.19%
      NA      NA  115.5%    173.4%  26.11%    $0.1300   1.40%         NA
   14.4x   14.4x  211.4%    248.2%  15.79%    $0.5400   2.86%     27.69%
   12.1x   12.1x  149.4%    169.7%  13.41%    $1.0400   2.86%     31.14%
   31.3x   21.3x  114.6%    114.6%  13.05%    $0.5800   2.86%     86.57%
   19.2x   19.6x  188.6%    260.8%  16.80%    $0.4600   2.28%     41.82%
      NA      NA  157.5%    157.5%  17.91%    $0.0000   0.00%         NA
   16.1x   16.3x  216.4%    218.6%  15.60%    $0.8000   3.49%     56.34%
   27.0x   22.7x  165.9%    221.8%  20.67%    $0.3900   3.45%     90.70%
   10.6x   13.3x  152.5%    152.5%  12.37%    $0.0000   0.00%      0.00%
   14.7x   14.7x  210.3%    210.3%  18.11%    $0.8500   3.78%     53.46%
   11.6x      NA  105.6%    105.6%  12.37%    $0.6900   2.33%     25.84%
   16.6x   17.3x  155.2%    224.8%   8.76%    $0.8000   2.67%     44.20%
   31.4x   22.0x   95.2%    193.2%  14.07%    $0.2515   2.71%     76.21%
   31.4x   48.8x  200.8%    252.5%  14.51%    $0.4075   2.29%     71.49%
   15.4x   15.2x  163.2%    163.8%  10.17%    $0.2000   1.36%     20.83%
   15.6x   14.7x  108.0%    112.8%  14.33%    $0.7100   3.44%     52.99%
   18.8x   41.5x  312.6%    344.1%  34.99%    $1.1600   2.90%     54.46%
   27.5x   32.4x  122.5%    133.2%  10.67%    $0.6000   2.51%     68.97%
   18.9x   18.9x  109.2%    109.2%  14.18%    $0.6600   4.18%     92.96%
   15.7x   16.9x  202.1%    202.9%  18.10%    $0.5499   2.18%     31.42%
   25.6x   25.6x  117.7%    117.9%  18.63%    $5.2250   1.83%    816.41%
   23.1x   25.9x  138.9%    192.9%  10.08%    $0.3200   2.01%     46.38%
   38.0x   39.4x  130.9%    219.9%  21.87%    $0.1600   1.32%     50.00%
   12.1x   12.3x  180.7%    180.9%  13.88%    $0.4800   1.87%     19.35%
   21.4x      NA  111.6%    182.6%  19.72%    $0.2500   1.64%     31.25%
      NA      NA  134.2%    134.2%  21.59%    $0.1000   1.98%         NA
   18.3x   19.2x  257.8%    260.9%  16.10%    $0.3600   1.79%     32.73%
   18.1x   18.1x  145.5%    145.5%  11.75%    $0.2826   2.21%     38.19%
   33.3x   29.9x  114.6%    114.9%  15.06%    $0.2200   1.50%     45.83%
   14.9x   14.7x  152.5%    152.7%  12.43%    $0.7400   3.58%     52.11%
   16.0x   15.1x  149.0%    174.0%  18.84%    $0.6200   2.92%     46.62%
   40.4x   42.4x  268.4%    268.4%  36.29%    $0.6000   2.61%    105.26%
   12.8x   13.5x  291.2%    292.9%  24.18%    $0.2200   1.20%     14.10%
      NA      NA  171.8%    172.4%  22.23%    $0.0300   1.09%         NA
   31.6x   31.1x  145.7%    163.0%  19.41%    $0.2400   1.58%     50.00%
   33.6x   33.6x  115.2%    115.2%  13.85%    $0.4000   4.11%    137.93%
      NM      NA  102.2%    107.9%   7.36%    $0.6000   4.02%         NA
   16.2x   16.2x  152.9%    292.6%  14.00%    $0.1600   0.73%     11.76%
   14.6x   14.5x  173.1%    240.8%  11.71%    $0.0000   0.00%      0.00%
   31.7x   31.9x  140.5%    141.4%  16.99%    $0.1600   1.36%     43.24%
   14.9x   15.3x  134.2%    143.9%  12.01%    $0.8600   2.56%     35.54%
   12.8x   12.8x  143.7%    155.2%  13.99%    $0.6900   2.41%     29.61%
   16.9x   17.8x  154.9%    192.6%  14.08%    $0.2000   0.85%     14.39%
   15.0x   14.9x  118.7%    132.6%  16.47%    $0.5900   2.66%     39.07%

GAAP:         GAAP:    GAAP:      GAAP:  GAAP:    GAAP:   GAAP:


               TOTAL   TANGIBLE
              EQUITY/   EQUITY/
               TOTAL   TANGIBLE                    CORE    CORE
TOTAL ASSETS   ASSETS   ASSETS    ROAA     ROAE    ROAA    ROAE
    LTM         LTM       LTM      LTM      LTM     LTM     LTM
   ($000)       (%)       (%)      (%)      (%)     (%)     (%)
    $528,310    6.89%     6.02%   0.23%    2.97%   0.43%    5.70%
    $280,588   14.86%    11.70%  -0.01%   -0.07%      NA       NA
    $839,387   10.47%    10.37%   0.67%    5.84%   0.89%    7.77%
  $1,417,560    9.73%     9.53%   1.97%   19.63%   1.93%   19.28%
    $265,449   19.43%    19.35%   0.16%    1.41%   0.58%    5.16%
  $4,622,181    8.96%     7.37%   0.09%    0.98%   0.03%    0.35%
    $595,514    7.36%     5.43%   0.88%   12.43%   0.94%   13.32%
 $24,037,826   13.26%     5.21%   1.42%   11.24%   1.82%   14.42%
  $6,264,128   22.61%    16.29%   0.07%    0.36%   0.75%    3.62%
    $744,599    7.47%     6.43%   1.18%   15.58%   1.18%   15.58%
    $462,735    8.98%     7.99%   1.21%   12.98%   1.21%   12.98%
    $228,672   11.39%    11.39%   0.43%    3.71%   0.63%    5.46%
  $6,333,172    8.91%     6.61%   0.89%   10.21%   0.87%   10.01%
    $528,850   11.37%    11.37%   0.26%    4.95%   0.52%    9.87%
  $1,914,275    7.21%     7.14%   0.98%   13.34%   0.97%   13.25%
    $422,364   12.46%     9.62%   0.77%    6.49%   0.92%    7.73%
    $543,124    8.11%     8.11%   1.61%   16.36%   1.28%   13.02%
    $639,899    8.61%     8.61%   1.24%   15.00%   1.24%   15.00%
    $268,436   11.71%    11.71%   1.13%   10.12%      NA       NA
  $1,913,653    5.64%     3.97%   0.63%    9.67%   0.61%    9.29%
  $3,651,627   14.78%     7.87%   0.51%    3.50%   0.72%    4.98%
    $302,037    7.23%     5.83%   0.47%    6.45%   0.30%    4.15%
  $1,979,488    6.23%     6.21%   0.72%   11.34%   0.73%   11.50%
    $492,002   13.27%    12.78%   0.92%    7.10%   0.98%    7.55%
 $10,717,900   11.19%    10.27%   1.86%   17.57%   0.84%    7.94%
    $873,338    8.71%     8.07%   0.35%    4.54%   0.28%    3.75%
    $135,380   12.98%    12.98%   0.72%    5.62%   0.72%    5.62%
  $3,873,136    8.95%     8.92%   1.19%   13.62%   1.11%   12.71%
    $129,760   15.82%    15.80%   0.72%    3.41%   0.72%    3.41%
    $734,511    7.25%     5.33%   0.44%    6.15%   0.39%    5.48%
  $2,553,430   16.70%    10.67%   0.66%    3.64%   0.82%    4.47%
  $1,516,486    7.68%     7.67%   1.29%   15.95%   1.27%   15.73%
  $6,433,322   17.67%    11.59%   0.93%    5.06%      NA       NA
          NA       NA        NA      NA       NA      NA       NA
    $691,959    6.24%     6.18%   1.14%   16.32%   1.09%   15.56%
    $802,406    8.07%     8.07%   0.71%    8.42%   0.71%    8.42%
    $751,776   13.14%    13.12%   0.49%    3.33%   0.55%    3.70%
    $274,228    8.15%     8.14%   0.96%   10.77%   0.95%   10.68%
    $541,887   12.64%    11.03%   1.25%    9.62%   1.31%   10.12%
    $268,152   13.52%    13.52%   0.91%    6.67%   0.87%    6.35%
    $688,918    8.31%     8.26%   2.06%   23.19%   2.06%   23.19%
    $624,581   12.94%    12.90%   0.23%    2.77%   0.53%    6.52%
    $984,372   13.32%    12.07%   0.63%    4.50%   0.64%    4.57%
    $215,193   12.02%    12.02%   0.39%    3.29%   0.39%    3.29%
    $143,836    7.20%     6.85%  -0.37%   -4.83%      NA       NA
 $54,471,313    9.16%     5.00%   0.90%   10.74%   0.94%   11.23%
  $6,942,224    6.77%     4.96%   0.88%   13.16%   0.89%   13.20%
    $860,677   12.09%    12.02%   0.55%    4.21%   0.55%    4.18%
    $671,985    8.95%     8.40%   0.94%    9.77%   0.92%    9.51%
    $628,976    9.73%     9.08%   1.06%   11.58%   1.06%   11.58%
  $3,048,081    9.09%     7.44%   0.96%    8.53%   0.91%    8.09%
    $534,287   13.88%    12.61%   1.22%    7.79%   1.23%    7.83%

CORP:   CORP:                                         CORP:            CORP:  MARKET:   MARKET:   GAAP:    GAAP:    GAAP:

                                                                                                  DILUTED           TANGIBLE
                                                                                                    EPS               BOOK
                                                                                                   AFTER              VALUE
                                                                                                  EXTRAO-  CORE       PER
                                                                              CLOSING   MARKET    RDINARY   EPS       SHARE
                                                                               PRICE     VALUE      LTM     LTM       LTM
TICKER  COMPANY NAME                                  CITY             STATE    ($)      ($M)       ($)     ($)       ($)
TRST    TrustCo Bank Corp NY                          Glenville           NY   $11.23     $841.4   $0.75    $0.63      $3.02
UCBC    Union Community Bancorp                       Crawfordsville      IN   $16.75      $32.3   $0.95    $0.95     $15.93
UCFC    United Community Financial Corp.              Youngstown          OH   $10.75     $335.6   $0.60    $0.60      $6.92
UTBI    United Tennessee Bankshares, Inc.             Newport             TN   $19.31      $23.1   $1.68    $1.62     $14.30
WFSL    Washington Federal, Inc.                      Seattle             WA   $22.97   $1,990.0   $1.54    $1.55     $12.44
WM      Washington Mutual, Inc.                       Seattle             WA   $39.11  $34,152.8   $3.26    $2.77     $17.45
WSB     Washington Savings Bank, F.S.B. (The)         Bowie               MD   $11.77      $86.8   $1.15    $1.15      $6.90
WAYN    Wayne Savings Bancshares, Inc.                Wooster             OH   $15.65      $57.2   $0.58    $0.57     $10.62
WES     Westcorp                                      Irvine              CA   $42.72   $2,219.9   $3.96       NA     $26.50
WFD     Westfield Financial Inc. (MHC)                Westfield           MA   $23.30     $231.9   $0.64    $0.58     $12.43
WGBC    Willow Grove Bancorp, Inc.                    Maple Glen          PA   $16.37     $160.3   $0.71    $0.70     $11.14
WSFS    WSFS Financial Corporation                    Wilmington          DE   $53.97     $383.2   $3.41    $3.37     $27.55
WVFC    WVS Financial Corp.                           Pittsburgh          PA   $17.25      $42.0   $1.04    $0.95     $11.97

MARKET:   MARKET: MARKET: MARKET:   MARKET: MARKET:    MARKET:   MARKET:



          PRICE/                                                   LTM
PRICE/     LTM             PRICE/             LTM      CURRENT   DIVIDEND
  LTM      CORE   PRICE/  TANGIBLE  PRICE/  DIVIDENDS  DIVIDEND   PAYOUT
EARNINGS   EPS     BOOK     BOOK    ASSETS    ANNCD     YIELD      RATIO
  (X)      (X)     (%)      (%)      (%)      ($)        (%)       (%)
   15.0x   17.8x  370.7%    371.6%  29.23%    $0.6000   5.34%     80.00%
   17.6x   17.6x   96.6%    105.1%  12.57%    $0.6000   3.58%     63.16%
   17.9x   17.9x  132.9%    155.3%  14.66%    $0.3075   3.07%     51.25%
   11.5x   11.9x  129.5%    135.0%  18.83%    $0.4000   2.07%     23.81%
   14.9x   14.8x  175.1%    184.6%  26.37%    $0.7627   3.31%     49.53%
   12.0x   14.1x  160.0%    228.9%  11.03%    $1.7800   4.70%     54.60%
    9.9x   10.2x  170.6%    170.6%  15.65%    $0.2700   2.38%     22.69%
   27.0x   27.5x  139.0%    147.3%  14.62%    $0.4800   3.07%     82.76%
   10.8x      NA  161.2%    161.2%  13.89%    $0.5700   1.40%     14.39%
   36.4x   40.0x  187.5%    187.5%  27.77%    $0.3500   1.72%     54.69%
   23.1x   23.4x  145.6%    146.9%  15.54%    $0.4400   2.93%     61.97%
   15.8x   16.0x  194.8%    195.9%  15.28%    $0.2400   0.44%      7.04%
   16.6x   18.2x  144.1%    144.1%   9.97%    $0.6400   3.71%     61.54%

GAAP:         GAAP:    GAAP:      GAAP:  GAAP:    GAAP:   GAAP:


               TOTAL   TANGIBLE
              EQUITY/   EQUITY/
               TOTAL   TANGIBLE                    CORE    CORE
TOTAL ASSETS   ASSETS   ASSETS    ROAA     ROAE    ROAA    ROAE
    LTM         LTM       LTM      LTM      LTM     LTM     LTM
   ($000)       (%)       (%)      (%)      (%)     (%)     (%)
  $2,863,834    7.89%     7.87%   2.00%   25.27%   1.68%   21.29%
    $256,899   13.02%    12.09%   0.69%    5.19%   0.69%    5.19%
  $2,287,788   11.03%     9.59%   0.83%    7.01%   0.83%    7.01%
    $122,771   14.54%    14.03%   1.72%   11.94%   1.66%   11.49%
  $7,543,302   15.06%    14.40%   1.83%   12.26%   1.84%   12.34%
$307,918,000    6.89%     4.92%   1.01%   14.02%   0.86%   11.92%
    $553,120    9.17%     9.17%   1.99%   20.15%   1.99%   20.15%
    $391,353   10.51%     9.98%   0.57%    5.10%   0.56%    5.00%
 $15,545,340    8.62%     8.61%   1.38%   16.97%      NA       NA
    $796,903   14.81%    14.81%   0.79%    5.24%   0.72%    4.77%
    $993,120   10.67%    10.59%   0.76%    6.36%   0.74%    6.18%
  $2,502,956    7.84%     7.80%   1.10%   13.61%   1.09%   13.45%
    $422,950    6.92%     6.92%   0.67%    9.26%   0.61%    8.44%

                                                       CAPITALIZATION       PER SHARE DATA
                                                      ---------------  ------------------------
                                                      PRICE/   MARKET    LTM      CORE    TBV/
TICKER                    COMPANY NAME                 SHARE   VALUE     EPS      EPS     SHARE
------                    ------------                 -----   -----     ---      ---     -----
                                                       ($)      ($M)     ($)      ($)      ($)
ABBC    Abington Community Bancorp, Inc. (MHC)        $13.08     $208       NA       NA   $7.75
AABC    Access Anytime Bancorp, Inc.                  $14.09      $24    $0.78    $0.77   $5.70
ASBI    Ameriana Bancorp                              $14.55      $46    $0.45    $0.45  $12.08
ABCW    Anchor BanCorp Wisconsin Inc.                 $28.20     $641    $1.92    $1.79  $13.43
ASBP    ASB Financial Corp.                           $22.50      $38    $1.18    $1.17  $10.96
AF      Astoria Financial Corporation                 $24.98   $2,742    $2.00    $2.07  $11.45
ACFC    Atlantic Coast Federal Corporation (MHC)      $12.61     $183       NA       NA      NA
ALFC    Atlantic Liberty Financial Corp               $24.10      $41    $1.23    $0.89  $16.34
BKMU    Bank Mutual Corporation                       $11.70     $807    $0.38    $0.36   $8.31
BBX     BankAtlantic Bancorp, Inc.                    $17.15     $948    $1.11    $0.85   $6.36
BKUNA   BankUnited Financial Corporation              $26.17     $780    $1.67    $1.64  $15.45
BCSB    BCSB Bankcorp, Inc. (MHC)                     $14.92      $88    $0.12    $0.14   $6.97
BHL     Berkshire Hills Bancorp, Inc.                 $34.00     $198    $2.01    $1.93  $21.19
BFCF    BFC Financial Corporation                      $9.70     $271    $0.47       NA   $0.78
BRBI    Blue River Bancshares, Inc.                    $5.14      $18    $0.07    $0.08   $3.73
BYFC    Broadway Financial Corporation                $11.05      $17    $0.99    $1.00   $8.91
BRKL    Brookline Bancorp, Inc.                       $14.85     $916    $0.31    $0.29   $9.89
CFFN    Capitol Federal Financial (MHC)               $35.32   $2,618  ($1.30)  ($1.30)  $11.71
CNY     Carver Bancorp, Inc.                          $18.80      $47    $1.29    $1.48  $18.37
CEBK    Central Bancorp, Inc.                         $28.05      $45    $1.25    $1.07  $22.99
GCFC    Central Federal Corporation                   $10.62      $24  ($0.82)  ($0.67)   $7.99
CITZ    CFS Bancorp, Inc.                             $13.90     $172  ($0.57)  ($0.51)  $11.82
CHFN    Charter Financial Corp. (MHC)                 $33.01     $647    $0.48    $0.35  $14.57
CHEV    Cheviot Financial Corp. (MHC)                 $11.20     $111    $0.14    $0.24   $7.86
CTZN    Citizens First Bancorp, Inc.                  $22.65     $192    $1.14    $1.10  $17.90
CSBC    Citizens South Banking Corporation            $12.95      $95    $0.38    $0.41   $8.74
CSBK    Clifton Savings Bancorp, Inc. (MHC)           $11.18     $341       NA       NA   $6.65
CFCP    Coastal Financial Corporation                 $13.87     $243    $0.84    $0.87   $5.10
CCBI    Commercial Capital Bancorp Inc.               $20.15   $1,123    $1.21    $1.20   $4.80
CFB     Commercial Federal Corporation                $27.07   $1,062    $1.87    $1.97  $15.65
CFFC    Community Financial Corporation               $22.44      $47    $1.70    $1.70  $14.97
CIBI    Community Investors Bancorp, Inc.             $13.15      $14    $0.78    $0.77  $12.38
DCOM    Dime Community Bancshares, Inc.               $15.16     $563    $1.28    $1.28   $6.08
DSL     Downey Financial Corp.                        $60.69   $1,691    $3.85    $4.22  $36.07
EFC     EFC Bancorp, Inc.                             $25.87     $123    $1.50    $1.61  $18.03
ESBK    Elmira Savings Bank, FSB                      $31.51      $35    $2.32    $2.25  $19.90
ESBF    ESB Financial Corporation                     $13.19     $179    $0.94    $0.88   $8.46
FDT     Federal Trust Corporation                     $10.30      $82    $0.43    $0.42   $4.97
FFDF    FFD Financial Corporation                     $14.95      $18    $0.59    $0.59  $14.35
FSBI    Fidelity Bancorp, Inc.                        $24.48      $65    $1.60    $1.45  $14.64
FFFL    Fidelity Bankshares, Inc.                     $23.40     $572    $1.01    $1.07  $10.17
FBEI    First Bancorp of Indiana, Inc.                $19.75      $32    $0.32    $0.32  $17.34
FBSI    First Bancshares, Inc.                        $21.05      $33    $1.77    $1.75  $17.58
FBTC    First BancTrust Corporation                   $12.20      $30    $0.51    $0.49  $11.04
FCAP    First Capital, Inc.                           $18.94      $49    $1.23       NA  $12.43
FCFL    First Community Bank Corporation of America   $24.05      $51    $0.81    $0.81  $10.22
FDEF    First Defiance Financial Corp.                $26.95     $189    $1.69    $1.74  $17.10
FFBH    First Federal Bancshares of Arkansas, Inc.    $24.56     $125    $1.45    $1.45  $14.78
FFBI    First Federal Bancshares, Inc.                $24.10      $32    $1.21    $0.92  $18.56
FFSX    First Federal Bankshares, Inc.                $22.12      $81    $1.56    $1.20  $14.59
FFFS    First Federal Financial Services, Inc. (MHC)  $14.13      $55       NA       NA      NA
FFCH    First Financial Holdings, Inc.                $27.94     $344    $1.98    $1.65  $11.80
FFHS    First Franklin Corporation                    $18.20      $30    $0.39    $0.34  $14.57
FKFS    First Keystone Financial, Inc.                $22.00      $43    $1.03    $0.84  $15.36
CASH    Meta Financial Group, Inc.                    $22.80      $57    $1.37    $1.09  $17.22
FMSB    First Mutual Bancshares, Inc.                 $26.00     $138    $1.68    $1.67  $11.24
FNFG    First Niagara Financial Group, Inc.           $12.93   $1,516    $0.65    $0.67   $7.44
FNFI    First Niles Financial, Inc.                   $15.25      $21    $0.78    $0.65  $11.85
FPTB    First PacTrust Bancorp, Inc.                  $26.40     $123    $1.16    $1.15  $18.88
FPFC    First Place Financial Corp.                   $18.81     $282    $0.85    $1.16  $10.37
FBNW    FirstBank NW Corp.                            $28.19      $82    $2.08    $2.08  $17.71
FED     FirstFed Financial Corp.                      $51.30     $847    $3.85    $3.85  $28.62
FBC     Flagstar Bancorp, Inc.                        $19.60   $1,204    $2.24    $2.24  $11.98
FFIC    Flushing Financial Corporation                $17.97     $345    $1.25    $1.29   $8.15
FMCO    FMS Financial Corporation                     $19.85     $129    $1.34    $1.27  $10.42
FBTX    Franklin Bank Corp.                           $17.75     $389    $1.07    $1.06   $9.34
GDW     Golden West Financial Corporation             $58.68  $18,011    $4.13    $4.10  $23.73
GOV     Gouverneur Bancorp Inc. (MHC)                 $13.90      $32    $0.39    $0.36   $8.00
PEDE    Great Pee Dee Bancorp, Inc.                   $14.80      $27    $0.72    $0.64  $14.23
GAFC    Greater Atlantic Financial Corp.               $6.15      $19  ($0.88)  ($0.95)   $5.78
ALLB    Greater Delaware Valley Savings Bank (MHC)    $29.75     $102    $0.70    $0.70  $10.42
GCBC    Greene County Bancorp Inc. (MHC)              $35.20      $72    $1.48    $1.49  $15.59
GSLA    GS Financial Corp.                            $19.00      $25    $0.17    $0.59  $22.18
HARB    Harbor Florida Bancshares, Inc.               $33.85     $807    $1.82    $1.78  $12.24
HARL    Harleysville Savings Financial Corporation    $19.00      $73    $1.26    $1.22  $11.77
HWFG    Harrington West Financial Group, Inc.         $16.80      $89    $1.46       NA      NA
HFFC    HF Financial Corp.                            $22.25      $79    $1.58    $1.58  $13.89
HIFS    Hingham Institution for Savings               $41.36      $86    $2.77    $2.75  $21.29
HMNF    HMN Financial, Inc.                           $30.22     $133    $2.31    $2.40  $18.01
HCFC    Home City Financial Corporation               $15.10      $13    $0.84    $0.84  $15.11
HOME    Home Federal Bancorp, Inc. (MHC)              $12.40     $189       NA       NA      NA
HLFC    Home Loan Financial Corporation               $19.61      $33    $1.04    $0.99  $13.51
HFBC    HopFed Bancorp, Inc.                          $16.64      $61    $1.09    $1.04  $12.07
HRZB    Horizon Financial Corp.                       $18.70     $189    $1.25    $1.19  $10.61
HCBK    Hudson City Bancorp, Inc. (MHC)               $35.00   $6,523    $1.29    $1.25   $7.85
ICBC    Independence Community Bank Corp.             $39.24   $3,315    $2.84    $2.92  $12.59
IFSB    Independence Federal Savings Bank              $9.75      $15  ($2.82)  ($2.48)  $11.02
NDE     IndyMac Bancorp Inc.                          $33.33   $2,072    $2.74    $2.72  $19.08
JXSB    Jacksonville Bancorp, Inc. (MHC)              $15.99      $31    $0.44    $0.43   $8.99
JFBI    Jefferson Bancshares, Inc.                    $13.03     $102    $0.50    $0.50  $11.27
KFED    K-Fed Bancorp (MHC)                           $13.15     $194       NA       NA   $5.92
KNBT    KNBT Bancorp, Inc.                            $14.86     $456    $0.60    $0.58  $11.50
LARL    Laurel Capital Group, Inc.                    $22.01      $43    $0.92    $0.91  $12.48
LNCB    Lincoln Bancorp                               $18.30      $98    $0.81    $0.86      NA
LSBX    LSB Corporation                               $17.75      $77    $1.05    $0.69  $13.33
LSBI    LSB Financial Corp.                           $25.75      $37    $2.23    $2.23  $21.41
MAFB    MAF Bancorp, Inc.                             $41.40   $1,354    $3.01    $3.00  $19.72
MASB    MASSBANK Corp.                                $37.50     $165    $1.64    $1.44  $24.86
MTXC    Matrix Bancorp, Inc.                          $12.43      $82    $3.30       NA  $13.94
MFLR    Mayflower Co-operative Bank                   $15.41      $32    $0.85    $0.81   $8.93
MFBC    MFB Corp.                                     $28.20      $38    $0.77    $1.47  $23.66
MCBF    Monarch Community Bancorp, Inc.               $13.90      $38  ($0.01)       NA  $11.68
MFSF    MutualFirst Financial, Inc.                   $23.80     $112    $1.16    $1.54  $18.47
NASB    NASB Financial, Inc.                          $39.12     $331    $3.11    $3.05  $15.94
NVSL    Naugatuck Valley Financial Corp. (MHC)        $10.72      $82       NA       NA   $6.75
NTBK    NetBank, Inc.                                  $8.44     $391    $0.09    $0.03   $7.20
NHTB    New Hampshire Thrift Bancshares, Inc.         $16.66      $69    $1.20    $1.29   $7.61
NYB     New York Community Bancorp, Inc.              $18.10   $4,804    $1.33    $1.71   $4.40
NAL     NewAlliance Bancshares, Inc.                  $14.33   $1,636       NA       NA   $8.24
NMIL    NewMil Bancorp, Inc.                          $28.01     $118    $1.95    $1.95  $11.29
FFFD    North Central Bancshares, Inc.                $40.55      $62    $3.34    $3.34  $23.89
NEIB    Northeast Indiana Bancorp, Inc.               $21.00      $30    $0.67    $0.99  $18.33
NWSB    Northwest Bancorp, Inc. (MHC)                 $21.07   $1,064    $1.10    $1.08   $8.08
OSHC    Ocean Shore Holding Company (MHC)             $10.81      $95       NA       NA   $6.86
OCFC    OceanFirst Financial Corp.                    $22.92     $297    $1.42    $1.41  $10.49
ONFC    Oneida Financial Corp. (MHC)                  $11.61      $87    $0.43    $0.51   $5.23
PPBI    Pacific Premier Bancorp, Inc.                 $10.80      $57    $1.02    $0.81   $7.08
PBCI    Pamrapo Bancorp, Inc.                         $23.30     $116    $1.59    $1.59  $11.08
PFED    Park Bancorp, Inc.                            $30.96      $33    $2.67       NA  $29.31
PVSA    Parkvale Financial Corporation                $29.99     $168    $1.81    $1.74  $13.34
PRTR    Partners Trust Financial Group, Inc.          $10.35     $514    $0.33    $0.47   $5.33
PBHC    Pathfinder Bancorp, Inc. (MHC)                $17.89      $44    $0.57    $0.37   $7.09
PFSB    PennFed Financial Services, Inc.              $14.75     $200    $0.96    $0.97   $9.00
PFDC    Peoples Bancorp                               $20.95      $71    $1.34    $1.43  $18.58
PBCT    People's Bank (MHC)                           $39.95   $3,760    $2.13    $0.96  $11.61
PCBI    Peoples Community Bancorp, Inc.               $23.90      $93    $0.87    $0.74  $17.95
PSFC    Peoples-Sidney Financial Corporation          $13.40      $19    $0.71    $0.71  $12.27
PFB     PFF Bancorp, Inc.                             $27.51     $695    $1.75    $1.63  $13.57
PBNC    PFS Bancorp, Inc.                             $16.40      $24    $0.64    $0.64  $13.91
PFSL    Pocahontas Bancorp, Inc.                      $15.95      $74    $0.69    $0.61   $8.27
PBCP    Provident Bancorp, Inc.                       $12.16     $559    $0.32    $0.31   $5.53
PROV    Provident Financial Holdings, Inc.            $30.00     $211    $2.48    $2.44  $16.59
PFS     Provident Financial Services, Inc.            $17.12   $1,272    $0.80       NA   $9.36
PSBH    PSB Holdings, Inc. (MHC)                      $10.10      $70       NA       NA      NA
PULB    Pulaski Financial Corp.                       $20.11     $112    $1.10    $1.05   $7.71
PVFC    PVF Capital Corp.                             $13.40      $94    $0.74    $0.74   $9.21
RPFG    Rainier Pacific Financial Group, Inc.         $16.00     $115    $0.48    $0.53  $13.93
RIVR    River Valley Bancorp                          $21.20      $34    $1.45    $1.44  $13.88
RVSB    Riverview Bancorp, Inc.                       $21.25     $103    $1.33    $1.40  $12.05
ROME    Rome Bancorp, Inc. (MHC)                      $23.00     $111    $0.57    $0.54   $8.57
SVBI    Severn Bancorp, Inc.                          $20.03     $167    $1.48    $1.48   $6.84
SIFI    SI Financial Group Inc. (MHC)                 $11.05     $139       NA       NA   $6.41
SFFS    Sound Federal Bancorp, Inc.                   $15.15     $191    $0.48    $0.49   $9.29
SSFC    South Street Financial Corp.                   $9.74      $30    $0.29    $0.29   $8.46
SZB     SouthFirst Bancshares, Inc.                   $14.92      $11  ($0.71)       NA  $13.83
SOV     Sovereign Bancorp, Inc.                       $22.03   $8,317    $1.36    $1.36   $7.53
STSA    Sterling Financial Corporation                $35.44     $813    $2.43    $2.44  $14.72
SYNF    Synergy Financial Group, Inc.                 $11.74     $146    $0.37    $0.37   $8.30
TSH     Teche Holding Co.                             $36.00      $81    $2.42    $2.36  $25.02
THRD    TF Financial Corporation                      $29.89      $88    $2.33    $2.33  $19.26
TONE    TierOne Corporation                           $23.47     $429    $1.39    $1.32  $12.19
TSBK    Timberland Bancorp, Inc.                      $22.58      $86    $1.51    $1.52  $17.04
TRST    TrustCo Bank Corp NY                          $11.23     $841    $0.75    $0.63   $3.02
UCBC    Union Community Bancorp                       $16.75      $32    $0.95    $0.95  $15.93
UCFC    United Community Financial Corp.              $10.75     $336    $0.60    $0.60   $6.92
UTBI    United Tennessee Bankshares, Inc.             $19.31      $23    $1.68    $1.62  $14.30
WFSL    Washington Federal, Inc.                      $22.97   $1,990    $1.54    $1.55  $12.44
WM      Washington Mutual, Inc.                       $39.11  $34,153    $3.26    $2.77  $17.45
WSB     Washington Savings Bank, F.S.B. (The)         $11.77      $87    $1.15    $1.15   $6.90
WAYN    Wayne Savings Bancshares, Inc.                $15.65      $57    $0.58    $0.57  $10.62
WES     Westcorp                                      $42.72   $2,220    $3.96       NA  $26.50
WFD     Westfield Financial Inc. (MHC)                $23.30     $232    $0.64    $0.58  $12.43
WGBC    Willow Grove Bancorp, Inc.                    $16.37     $160    $0.71    $0.70  $11.14
WSFS    WSFS Financial Corporation                    $53.97     $383    $3.41    $3.37  $27.55
WVFC    WVS Financial Corp.                           $17.25      $42    $1.04    $0.95  $11.97

        AVERAGE                                       $21.31     $774    $1.21    $1.18  $12.78
        MEDIAN                                        $19.00     $111    $1.13    $1.07  $11.97

                                                                   PRICING RATIOS                      DIVIDENDS
                                                      -----------------------------------------  ---------------------
                                                       P/E      P/E                               ANN.          PAYOUT
TICKER                    COMPANY NAME                 LTM      CORE     P/B      P/TB    P/A     RATE  YIELD   RATIO
------                    ------------                 ---      ----     ---      ----    ---     ----  -----   -----
                                                       (X)      (X)      (%)      (%)     (%)     ($)    (%)     (%)
ABBC    Abington Community Bancorp, Inc. (MHC)            NA       NA  168.70%  168.70%  28.91%  $0.00  0.00%       NA
AABC    Access Anytime Bancorp, Inc.                  18.10x   18.30x  114.50%  247.40%   6.51%  $0.00  0.00%    0.00%
ASBI    Ameriana Bancorp                              32.30x   32.30x  118.70%  120.40%  10.70%  $0.64  4.40%  142.22%
ABCW    Anchor BanCorp Wisconsin Inc.                 14.70x   15.70x  201.90%  215.60%  16.46%  $0.49  1.77%   25.26%
ASBP    ASB Financial Corp.                           19.10x   19.30x  205.20%  205.20%  22.14%  $0.60  2.67%   50.85%
AF      Astoria Financial Corporation                 12.50x   12.10x  188.80%  218.30%  11.05%  $0.70  3.20%   35.00%
ACFC    Atlantic Coast Federal Corporation (MHC)          NA       NA       NA       NA      NA  $0.00  0.00%       NA
ALFC    Atlantic Liberty Financial Corp               19.60x   27.00x  147.50%  147.50%  22.01%  $0.27  1.16%   21.95%
BKMU    Bank Mutual Corporation                       30.80x   32.60x  128.30%  140.20%  24.97%  $0.20  2.05%   52.63%
BBX     BankAtlantic Bancorp, Inc.                    15.50x   20.30x  219.60%  269.50%  16.21%  $0.14  0.82%   12.43%
BKUNA   BankUnited Financial Corporation              15.70x   15.90x  159.70%  169.40%   8.88%  $0.00  0.00%    0.00%
BCSB    BCSB Bankcorp, Inc. (MHC)                         NM  107.90x  201.20%  214.20%  11.35%  $0.50  3.35%  416.67%
BHL     Berkshire Hills Bancorp, Inc.                 16.90x   17.70x  151.60%  160.40%  15.24%  $0.48  1.41%   23.88%
BFCF    BFC Financial Corporation                     20.60x       NA  247.60%       NA   3.93%  $0.02  0.66%    3.40%
BRBI    Blue River Bancshares, Inc.                       NM   66.30x  107.80%  137.80%   8.20%  $0.00  0.00%    0.00%
BYFC    Broadway Financial Corporation                11.20x   11.00x  124.00%  124.00%   6.11%  $0.20  1.81%   20.20%
BRKL    Brookline Bancorp, Inc.                       47.90x   51.20x  150.20%  150.20%  51.84%  $0.74  2.29%  238.71%
CFFN    Capitol Federal Financial (MHC)                   NM       NM  301.60%  301.60%  29.88%  $2.00  5.66%       NA
CNY     Carver Bancorp, Inc.                          14.60x   12.70x  102.40%  102.40%   7.57%  $0.26  1.49%   20.16%
CEBK    Central Bancorp, Inc.                         22.40x   26.30x  115.00%  122.00%   8.75%  $0.48  1.71%   38.40%
GCFC    Central Federal Corporation                       NM       NM  119.00%  132.90%  13.57%  $0.36  3.39%       NA
CITZ    CFS Bancorp, Inc.                                 NM       NM  116.40%  117.60%  13.10%  $0.45  3.45%       NA
CHFN    Charter Financial Corp. (MHC)                 68.80x   95.30x  221.80%  226.50%  57.12%  $3.00  3.03%  625.00%
CHEV    Cheviot Financial Corp. (MHC)                     NM   46.10x  142.50%  142.50%  40.16%  $0.21  2.14%  150.00%
CTZN    Citizens First Bancorp, Inc.                  21.80x   20.60x  115.80%  126.60%  13.89%  $0.36  1.59%   34.62%
CSBC    Citizens South Banking Corporation            34.10x   31.90x  133.00%  148.20%  18.91%  $0.26  2.01%   68.42%
CSBK    Clifton Savings Bancorp, Inc. (MHC)               NA       NA  168.20%  168.20%  41.04%  $0.14  1.79%       NA
CFCP    Coastal Financial Corporation                 16.50x   16.00x  272.00%  272.00%  17.54%  $0.18  1.30%   21.65%
CCBI    Commercial Capital Bancorp Inc.               16.70x   16.80x  175.70%  419.30%  21.86%  $0.15  1.19%   12.40%
CFB     Commercial Federal Corporation                14.50x   13.80x  134.60%  173.00%   9.28%  $0.54  1.99%   28.88%
CFFC    Community Financial Corporation               13.20x   13.20x  149.80%  149.90%  12.33%  $0.42  1.96%   24.71%
CIBI    Community Investors Bancorp, Inc.             16.90x   17.20x  106.30%  106.30%  11.86%  $0.36  2.74%   45.51%
DCOM    Dime Community Bancshares, Inc.               11.80x   11.80x  200.00%  249.30%  16.68%  $0.56  3.69%   43.75%
DSL     Downey Financial Corp.                        15.80x   14.40x  167.70%  168.30%  10.80%  $0.40  0.66%   10.39%
EFC     EFC Bancorp, Inc.                             17.30x   16.10x  143.50%  143.50%  12.22%  $0.63  2.51%   42.17%
ESBK    Elmira Savings Bank, FSB                      13.60x   14.00x  155.10%  158.30%  10.83%  $0.74  2.41%   32.01%
ESBF    ESB Financial Corporation                     14.00x   15.00x  144.00%  155.80%  10.10%  $0.40  3.03%   42.55%
FDT     Federal Trust Corporation                     24.00x   24.30x  207.20%  207.20%  13.54%  $0.10  1.17%   23.26%
FFDF    FFD Financial Corporation                     25.30x   25.30x  104.20%  104.20%  12.73%  $0.43  2.94%   72.88%
FSBI    Fidelity Bancorp, Inc.                        15.30x   16.80x  155.70%  167.20%  10.01%  $0.47  1.96%   29.32%
FFFL    Fidelity Bankshares, Inc.                     23.20x   21.80x  227.40%  230.10%  16.47%  $0.29  1.37%   29.05%
FBEI    First Bancorp of Indiana, Inc.                61.70x   61.70x  106.30%  113.90%  11.43%  $0.59  3.04%  184.37%
FBSI    First Bancshares, Inc.                        11.90x   12.00x  117.90%  119.70%  12.96%  $0.16  0.76%    8.51%
FBTC    First BancTrust Corporation                   23.90x   24.80x  110.50%  110.50%  13.18%  $0.24  1.97%   47.06%
FCAP    First Capital, Inc.                           15.40x       NA  130.30%  152.40%  12.47%  $0.60  3.17%   48.78%
FCFL    First Community Bank Corporation of America   28.60x   29.80x  230.90%  235.30%  23.64%  $0.00  0.00%    0.00%
FDEF    First Defiance Financial Corp.                16.00x   15.50x  134.00%  157.50%  15.09%  $0.84  3.27%   49.70%
FFBH    First Federal Bancshares of Arkansas, Inc.    16.90x   16.90x  166.20%  166.20%  16.65%  $0.44  1.95%   30.34%
FFBI    First Federal Bancshares, Inc.                19.90x   26.20x  121.30%  129.80%   9.36%  $0.45  1.99%   37.19%
FFSX    First Federal Bankshares, Inc.                14.20x   18.50x  112.30%  151.60%  14.14%  $0.39  1.81%   25.00%
FFFS    First Federal Financial Services, Inc. (MHC)      NA       NA  152.90%  152.90%  41.18%  $0.14  1.98%       NA
FFCH    First Financial Holdings, Inc.                14.10x   16.90x  205.30%  236.90%  14.00%  $0.90  3.29%   45.45%
FFHS    First Franklin Corporation                    46.70x   53.70x  124.90%  124.90%  10.99%  $0.24  1.76%   61.54%
FKFS    First Keystone Financial, Inc.                21.40x   26.10x  143.20%  143.20%   7.47%  $0.44  2.00%   42.72%
CASH    Meta Financial Group, Inc.                    16.60x   21.00x  122.70%  132.40%   7.03%  $0.52  2.28%   37.96%
FMSB    First Mutual Bancshares, Inc.                 15.50x   15.60x  231.30%  231.30%  13.70%  $0.34  1.38%   20.24%
FNFG    First Niagara Financial Group, Inc.           19.90x   19.40x  109.00%  173.70%  19.93%  $0.32  2.78%   49.23%
FNFI    First Niles Financial, Inc.                   19.60x   23.50x  128.70%  128.70%  21.29%  $0.62  4.20%   79.49%
FPTB    First PacTrust Bancorp, Inc.                  22.80x   23.00x  139.80%  139.80%  16.46%  $0.46  1.89%   39.22%
FPFC    First Place Financial Corp.                   22.10x   16.30x  123.80%  181.40%  11.82%  $0.56  2.98%   65.88%
FBNW    FirstBank NW Corp.                            13.60x   13.60x  118.00%  163.20%  10.95%  $0.68  2.41%   32.69%
FED     FirstFed Financial Corp.                      13.30x   13.30x  177.30%  179.30%  11.33%  $0.00  0.00%    0.00%
FBC     Flagstar Bancorp, Inc.                         8.80x    8.80x  163.60%  163.60%   9.16%  $1.00  5.10%   44.64%
FFIC    Flushing Financial Corporation                14.40x   13.90x  215.20%  220.60%  16.80%  $0.37  2.23%   29.60%
FMCO    FMS Financial Corporation                     14.80x   15.60x  183.50%  190.50%  10.32%  $0.12  0.60%    8.96%
FBTX    Franklin Bank Corp.                           16.60x   16.70x  138.50%  188.30%  11.17%  $0.00  0.00%    0.00%
GDW     Golden West Financial Corporation             14.20x   14.30x  247.30%  247.30%  16.83%  $0.22  0.41%    5.33%
GOV     Gouverneur Bancorp Inc. (MHC)                 35.60x   38.20x  173.80%  173.80%  28.88%  $0.27  2.01%   69.23%
PEDE    Great Pee Dee Bancorp, Inc.                   20.60x   23.20x  100.30%  104.00%  15.64%  $0.63  4.32%   87.50%
GAFC    Greater Atlantic Financial Corp.                  NM       NM  105.00%  113.20%   4.68%  $0.00  0.00%    0.00%
ALLB    Greater Delaware Valley Savings Bank (MHC)    42.50x   42.50x  285.50%  285.50%  26.82%  $0.36  1.21%   51.43%
GCBC    Greene County Bancorp Inc. (MHC)              23.80x   23.60x  225.80%  225.80%  24.89%  $0.86  2.50%   58.11%
GSLA    GS Financial Corp.                                NM   32.30x   85.70%   85.70%  12.39%  $0.40  2.11%  235.29%
HARB    Harbor Florida Bancshares, Inc.               18.60x   19.10x  273.20%  276.90%  28.72%  $0.68  2.36%   37.36%
HARL    Harleysville Savings Financial Corporation    15.10x   15.50x  161.40%  161.40%  10.04%  $0.52  3.16%   41.43%
HWFG    Harrington West Financial Group, Inc.         11.50x       NA  168.30%       NA   8.20%  $0.91  2.62%   62.33%
HFFC    HF Financial Corp.                            14.10x   14.10x  145.60%  160.20%   9.32%  $0.44  1.98%   27.53%
HIFS    Hingham Institution for Savings               14.90x   15.10x  194.30%  194.30%  15.74%  $1.13  1.84%   40.79%
HMNF    HMN Financial, Inc.                           13.10x   12.60x  159.50%  167.70%  13.90%  $0.86  2.91%   37.23%
HCFC    Home City Financial Corporation               18.00x   18.10x   97.70%   99.90%   7.97%  $0.44  2.91%   52.38%
HOME    Home Federal Bancorp, Inc. (MHC)                  NA       NA  188.20%  188.20%  30.49%  $0.00  0.00%       NA
HLFC    Home Loan Financial Corporation               18.90x   19.70x  145.20%  145.20%  20.66%  $0.89  4.03%   85.10%
HFBC    HopFed Bancorp, Inc.                          15.30x   16.00x  122.60%  137.80%  10.44%  $0.48  2.88%   44.04%
HRZB    Horizon Financial Corp.                       15.00x   15.70x  174.90%  175.80%  20.30%  $0.53  2.89%   42.40%
HCBK    Hudson City Bancorp, Inc. (MHC)               27.10x   28.00x  445.90%  445.90%  31.05%  $0.74  2.29%   57.36%
ICBC    Independence Community Bank Corp.             13.80x   13.50x  144.60%  311.60%  18.77%  $0.98  2.65%   34.51%
IFSB    Independence Federal Savings Bank                 NM       NM   88.50%   88.50%   8.22%  $0.00  0.00%    0.00%
NDE     IndyMac Bancorp Inc.                          12.20x   12.30x  163.50%  174.70%  12.28%  $1.32  4.32%   48.18%
JXSB    Jacksonville Bancorp, Inc. (MHC)              36.30x   37.10x  152.00%  177.90%  12.41%  $0.30  1.88%   68.18%
JFBI    Jefferson Bancshares, Inc.                    26.10x   25.90x  115.60%  115.60%  33.64%  $0.24  1.53%   48.00%
KFED    K-Fed Bancorp (MHC)                               NA       NA  211.00%  222.10%  31.76%  $0.10  1.52%       NA
KNBT    KNBT Bancorp, Inc.                            24.80x   25.60x  111.50%  129.20%  17.42%  $0.20  1.35%   33.33%
LARL    Laurel Capital Group, Inc.                    23.90x   24.10x  154.10%  176.40%  13.84%  $0.80  3.63%   86.96%
LNCB    Lincoln Bancorp                               22.60x   21.30x   96.50%       NA  12.11%  $0.54  3.06%   66.67%
LSBX    LSB Corporation                               16.90x   25.80x  133.20%  133.20%  14.85%  $0.53  3.15%   50.48%
LSBI    LSB Financial Corp.                           11.60x   11.60x  120.30%  120.30%  10.30%  $0.59  2.49%   26.50%
MAFB    MAF Bancorp, Inc.                             13.80x   13.80x  141.40%  210.00%  14.23%  $0.86  2.22%   28.57%
MASB    MASSBANK Corp.                                22.90x   26.00x  149.30%  150.80%  16.83%  $1.01  2.77%   61.59%
MTXC    Matrix Bancorp, Inc.                           3.80x       NA   89.20%   89.20%   4.36%  $0.00  0.00%    0.00%
MFLR    Mayflower Co-operative Bank                   18.10x   19.10x  171.80%  172.50%  13.74%  $0.40  2.60%   47.06%
MFBC    MFB Corp.                                     36.60x   19.10x  103.10%  119.20%   7.11%  $0.49  1.77%   62.99%
MCBF    Monarch Community Bancorp, Inc.                   NM       NA   90.30%  119.00%  13.42%  $0.20  1.44%       NA
MFSF    MutualFirst Financial, Inc.                   20.50x   15.40x  127.60%  128.90%  13.35%  $0.49  2.18%   42.24%
NASB    NASB Financial, Inc.                          12.60x   12.80x  239.90%  245.50%  23.33%  $1.63  2.30%   52.25%
NVSL    Naugatuck Valley Financial Corp. (MHC)            NA       NA  158.10%  158.90%  30.71%  $0.04  1.49%       NA
NTBK    NetBank, Inc.                                     NM       NM   94.80%  117.30%   8.49%  $0.08  0.95%   88.89%
NHTB    New Hampshire Thrift Bancshares, Inc.         13.90x   13.00x  158.40%  219.00%  11.66%  $0.46  3.00%   38.54%
NYB     New York Community Bancorp, Inc.              13.60x   10.60x  148.00%  411.20%  19.62%  $1.00  5.52%   75.19%
NAL     NewAlliance Bancshares, Inc.                      NA       NA  115.50%  173.40%  26.11%  $0.13  1.40%       NA
NMIL    NewMil Bancorp, Inc.                          14.40x   14.40x  211.40%  248.20%  15.79%  $0.54  2.86%   27.69%
FFFD    North Central Bancshares, Inc.                12.10x   12.10x  149.40%  169.70%  13.41%  $1.04  2.86%   31.14%
NEIB    Northeast Indiana Bancorp, Inc.               31.30x   21.30x  114.60%  114.60%  13.05%  $0.58  2.86%   86.57%
NWSB    Northwest Bancorp, Inc. (MHC)                 19.20x   19.60x  188.60%  260.80%  16.80%  $0.46  2.28%   41.82%
OSHC    Ocean Shore Holding Company (MHC)                 NA       NA  157.50%  157.50%  17.91%  $0.00  0.00%       NA
OCFC    OceanFirst Financial Corp.                    16.10x   16.30x  216.40%  218.60%  15.60%  $0.80  3.49%   56.34%
ONFC    Oneida Financial Corp. (MHC)                  27.00x   22.70x  165.90%  221.80%  20.67%  $0.39  3.45%   90.70%
PPBI    Pacific Premier Bancorp, Inc.                 10.60x   13.30x  152.50%  152.50%  12.37%  $0.00  0.00%    0.00%
PBCI    Pamrapo Bancorp, Inc.                         14.70x   14.70x  210.30%  210.30%  18.11%  $0.85  3.78%   53.46%
PFED    Park Bancorp, Inc.                            11.60x       NA  105.60%  105.60%  12.37%  $0.69  2.33%   25.84%
PVSA    Parkvale Financial Corporation                16.60x   17.30x  155.20%  224.80%   8.76%  $0.80  2.67%   44.20%
PRTR    Partners Trust Financial Group, Inc.          31.40x   22.00x   95.20%  193.20%  14.07%  $0.25  2.71%   76.21%
PBHC    Pathfinder Bancorp, Inc. (MHC)                31.40x   48.80x  200.80%  252.50%  14.51%  $0.41  2.29%   71.49%
PFSB    PennFed Financial Services, Inc.              15.40x   15.20x  163.20%  163.80%  10.17%  $0.20  1.36%   20.83%
PFDC    Peoples Bancorp                               15.60x   14.70x  108.00%  112.80%  14.33%  $0.71  3.44%   52.99%
PBCT    People's Bank (MHC)                           18.80x   41.50x  312.60%  344.10%  34.99%  $1.16  2.90%   54.46%
PCBI    Peoples Community Bancorp, Inc.               27.50x   32.40x  122.50%  133.20%  10.67%  $0.60  2.51%   68.97%
PSFC    Peoples-Sidney Financial Corporation          18.90x   18.90x  109.20%  109.20%  14.18%  $0.66  4.18%   92.96%
PFB     PFF Bancorp, Inc.                             15.70x   16.90x  202.10%  202.90%  18.10%  $0.55  2.18%   31.42%
PBNC    PFS Bancorp, Inc.                             25.60x   25.60x  117.70%  117.90%  18.63%  $5.23  1.83%  816.41%
PFSL    Pocahontas Bancorp, Inc.                      23.10x   25.90x  138.90%  192.90%  10.08%  $0.32  2.01%   46.38%
PBCP    Provident Bancorp, Inc.                       38.00x   39.40x  130.90%  219.90%  21.87%  $0.16  1.32%   50.00%
PROV    Provident Financial Holdings, Inc.            12.10x   12.30x  180.70%  180.90%  13.88%  $0.48  1.87%   19.35%
PFS     Provident Financial Services, Inc.            21.40x       NA  111.60%  182.60%  19.72%  $0.25  1.64%   31.25%
PSBH    PSB Holdings, Inc. (MHC)                          NA       NA  134.20%  134.20%  21.59%  $0.10  1.98%       NA
PULB    Pulaski Financial Corp.                       18.30x   19.20x  257.80%  260.90%  16.10%  $0.36  1.79%   32.73%
PVFC    PVF Capital Corp.                             18.10x   18.10x  145.50%  145.50%  11.75%  $0.28  2.21%   38.19%
RPFG    Rainier Pacific Financial Group, Inc.         33.30x   29.90x  114.60%  114.90%  15.06%  $0.22  1.50%   45.83%
RIVR    River Valley Bancorp                          14.90x   14.70x  152.50%  152.70%  12.43%  $0.74  3.58%   52.11%
RVSB    Riverview Bancorp, Inc.                       16.00x   15.10x  149.00%  174.00%  18.84%  $0.62  2.92%   46.62%
ROME    Rome Bancorp, Inc. (MHC)                      40.40x   42.40x  268.40%  268.40%  36.29%  $0.60  2.61%  105.26%
SVBI    Severn Bancorp, Inc.                          12.80x   13.50x  291.20%  292.90%  24.18%  $0.22  1.20%   14.10%
SIFI    SI Financial Group Inc. (MHC)                     NA       NA  171.80%  172.40%  22.23%  $0.03  1.09%       NA
SFFS    Sound Federal Bancorp, Inc.                   31.60x   31.10x  145.70%  163.00%  19.41%  $0.24  1.58%   50.00%
SSFC    South Street Financial Corp.                  33.60x   33.60x  115.20%  115.20%  13.85%  $0.40  4.11%  137.93%
SZB     SouthFirst Bancshares, Inc.                       NM       NA  102.20%  107.90%   7.36%  $0.60  4.02%       NA
SOV     Sovereign Bancorp, Inc.                       16.20x   16.20x  152.90%  292.60%  14.00%  $0.16  0.73%   11.76%
STSA    Sterling Financial Corporation                14.60x   14.50x  173.10%  240.80%  11.71%  $0.00  0.00%    0.00%
SYNF    Synergy Financial Group, Inc.                 31.70x   31.90x  140.50%  141.40%  16.99%  $0.16  1.36%   43.24%
TSH     Teche Holding Co.                             14.90x   15.30x  134.20%  143.90%  12.01%  $0.86  2.56%   35.54%
THRD    TF Financial Corporation                      12.80x   12.80x  143.70%  155.20%  13.99%  $0.69  2.41%   29.61%
TONE    TierOne Corporation                           16.90x   17.80x  154.90%  192.60%  14.08%  $0.20  0.85%   14.39%
TSBK    Timberland Bancorp, Inc.                      15.00x   14.90x  118.70%  132.60%  16.47%  $0.59  2.66%   39.07%
TRST    TrustCo Bank Corp NY                          15.00x   17.80x  370.70%  371.60%  29.23%  $0.60  5.34%   80.00%
UCBC    Union Community Bancorp                       17.60x   17.60x   96.60%  105.10%  12.57%  $0.60  3.58%   63.16%
UCFC    United Community Financial Corp.              17.90x   17.90x  132.90%  155.30%  14.66%  $0.31  3.07%   51.25%
UTBI    United Tennessee Bankshares, Inc.             11.50x   11.90x  129.50%  135.00%  18.83%  $0.40  2.07%   23.81%
WFSL    Washington Federal, Inc.                      14.90x   14.80x  175.10%  184.60%  26.37%  $0.76  3.31%   49.53%
WM      Washington Mutual, Inc.                       12.00x   14.10x  160.00%  228.90%  11.03%  $1.78  4.70%   54.60%
WSB     Washington Savings Bank, F.S.B. (The)          9.90x   10.20x  170.60%  170.60%  15.65%  $0.27  2.38%   22.69%
WAYN    Wayne Savings Bancshares, Inc.                27.00x   27.50x  139.00%  147.30%  14.62%  $0.48  3.07%   82.76%
WES     Westcorp                                      10.80x       NA  161.20%  161.20%  13.89%  $0.57  1.40%   14.39%
WFD     Westfield Financial Inc. (MHC)                36.40x   40.00x  187.50%  187.50%  27.77%  $0.35  1.72%   54.69%
WGBC    Willow Grove Bancorp, Inc.                    23.10x   23.40x  145.60%  146.90%  15.54%  $0.44  2.93%   61.97%
WSFS    WSFS Financial Corporation                    15.80x   16.00x  194.80%  195.90%  15.28%  $0.24  0.44%    7.04%
WVFC    WVS Financial Corp.                           16.60x   18.20x  144.10%  144.10%   9.97%  $0.64  3.71%   61.54%

        AVERAGE                                       20.17X   22.52X  159.11%  177.94%  16.50%  $0.50  2.20%   57.96%
        MEDIAN                                        16.80X   17.80X  148.50%  163.60%  14.08%  $0.44  2.18%   42.55%

                                                                              TANG.                 LTM
                                                                                      --------------------------------
                                                         TOTAL      EQUITY/  EQUITY/                    CORE     CORE
TICKER                    COMPANY NAME                   ASSETS     ASSETS   ASSETS    ROAA     ROAE    ROAA     ROAE
------                    ------------                   ------     ------   ------    ----     ----    ----     ----
                                                         ($000)       (%)      (%)     (%)      (%)     (%)      (%)
ABBC    Abington Community Bancorp, Inc. (MHC)            $717,978  17.14%   17.14%    0.70%    7.52%   0.70%    7.52%
AABC    Access Anytime Bancorp, Inc.                      $367,539   5.68%    2.71%    0.39%    6.24%   0.39%    6.17%
ASBI    Ameriana Bancorp                                  $428,553   9.02%    8.90%    0.34%    3.69%   0.34%    3.69%
ABCW    Anchor BanCorp Wisconsin Inc.                   $3,934,387   8.15%    7.67%    1.16%   14.33%   1.08%   13.39%
ASBP    ASB Financial Corp.                               $172,961  10.79%   10.79%    1.21%   11.42%   1.20%   11.32%
AF      Astoria Financial Corporation                  $23,415,869   5.85%    5.10%    0.97%   15.81%   1.00%   16.37%
ACFC    Atlantic Coast Federal Corporation (MHC)          $637,678  15.48%   15.07%    0.55%    5.87%      NA       NA
ALFC    Atlantic Liberty Financial Corp                   $185,447  14.92%   14.92%    1.11%    7.32%   0.81%    5.32%
BKMU    Bank Mutual Corporation                         $3,445,299  19.46%   18.11%    0.93%    4.10%   0.88%    3.87%
BBX     BankAtlantic Bancorp, Inc.                      $6,356,777   7.38%    6.10%    1.34%   15.91%   1.01%   12.02%
BKUNA   BankUnited Financial Corporation                $8,914,672   5.63%    5.33%    0.66%   11.32%   0.66%   11.23%
BCSB    BCSB Bankcorp, Inc. (MHC)                         $775,603   5.64%    5.32%    0.10%    1.72%   0.12%    2.11%
BHL     Berkshire Hills Bancorp, Inc.                   $1,310,115  10.06%    9.55%    0.89%    9.06%   0.86%    8.68%
BFCF    BFC Financial Corporation                       $6,954,847   1.80%    0.54%    0.24%   13.86%      NA       NA
BRBI    Blue River Bancshares, Inc.                       $213,642   7.61%    6.05%    0.11%    1.33%   0.12%    1.46%
BYFC    Broadway Financial Corporation                    $276,538   5.46%    5.46%    0.67%   11.44%   0.68%   11.57%
BRKL    Brookline Bancorp, Inc.                         $1,694,499  34.52%   34.52%    1.10%    2.99%   1.03%    2.80%
CFFN    Capitol Federal Financial (MHC)                 $8,549,550   9.91%    9.91%   -1.09%  -10.17%  -1.09%  -10.17%
CNY     Carver Bancorp, Inc.                              $616,068   7.40%    7.40%    0.60%    7.42%   0.72%    8.98%
CEBK    Central Bancorp, Inc.                             $509,391   7.61%    7.20%    0.38%    4.57%   0.32%    3.89%
GCFC    Central Federal Corporation                       $171,005  11.41%   10.33%   -1.23%   -8.61%  -1.01%   -7.04%
CITZ    CFS Bancorp, Inc.                               $1,314,714  11.25%   11.15%   -0.44%   -4.19%  -0.40%   -3.75%
CHFN    Charter Financial Corp. (MHC)                   $1,127,228  25.75%   25.36%    0.89%    3.59%   0.64%    2.58%
CHEV    Cheviot Financial Corp. (MHC)                     $276,596  28.18%   28.18%    0.47%    1.98%   0.82%    3.44%
CTZN    Citizens First Bancorp, Inc.                    $1,349,045  11.99%   11.09%    0.73%    5.63%   0.70%    5.44%
CSBC    Citizens South Banking Corporation                $508,961  14.22%   12.95%    0.59%    3.78%   0.63%    4.04%
CSBK    Clifton Savings Bancorp, Inc. (MHC)               $831,736  24.40%   24.40%    0.59%    2.58%   0.60%    2.62%
CFCP    Coastal Financial Corporation                   $1,383,600   6.45%    6.45%    1.21%   18.98%   1.24%   19.56%
CCBI    Commercial Capital Bancorp Inc.                 $5,023,924  12.44%    5.62%    1.55%   14.25%   1.54%   14.09%
CFB     Commercial Federal Corporation                 $11,451,453   6.89%    5.45%    0.65%   10.09%   0.68%   10.63%
CFFC    Community Financial Corporation                   $378,792   8.23%    8.23%    1.04%   12.40%   1.04%   12.40%
CIBI    Community Investors Bancorp, Inc.                 $118,622  11.17%   11.17%    0.72%    6.60%   0.71%    6.49%
DCOM    Dime Community Bancshares, Inc.                 $3,377,266   8.34%    6.81%    1.38%   16.76%   1.38%   16.82%
DSL     Downey Financial Corp.                         $15,648,808   6.44%    6.42%    0.77%   11.37%   0.85%   12.47%
EFC     EFC Bancorp, Inc.                               $1,003,915   8.52%    8.52%    0.71%    8.36%   0.76%    8.97%
ESBK    Elmira Savings Bank, FSB                          $318,964   6.98%    6.85%    0.85%   12.01%   0.82%   11.67%
ESBF    ESB Financial Corporation                       $1,394,516   7.01%    6.51%    0.73%   10.38%   0.69%    9.75%
FDT     Federal Trust Corporation                         $602,780   6.53%    6.53%    0.59%    9.81%   0.58%    9.67%
FFDF    FFD Financial Corporation                         $138,394  12.22%   12.22%    0.51%    4.14%   0.51%    4.14%
FSBI    Fidelity Bancorp, Inc.                            $646,684   6.43%    6.01%    0.71%   10.91%   0.64%    9.91%
FFFL    Fidelity Bankshares, Inc.                       $3,470,539   7.24%    7.16%    0.69%   11.49%   0.73%   12.21%
FBEI    First Bancorp of Indiana, Inc.                    $277,928  10.75%   10.11%    0.19%    1.61%   0.19%    1.61%
FBSI    First Bancshares, Inc.                            $260,062  11.00%   10.84%    1.10%   10.47%   1.09%   10.36%
FBTC    First BancTrust Corporation                       $230,924  11.93%   11.93%    0.54%    4.55%   0.52%    4.39%
FCAP    First Capital, Inc.                               $425,302   9.57%    8.30%    0.82%    7.82%      NA       NA
FCFL    First Community Bank Corporation of America       $225,998  10.24%   10.07%    0.96%    8.99%   0.96%    8.99%
FDEF    First Defiance Financial Corp.                  $1,126,667  11.26%    9.74%    1.01%    8.57%   1.04%    8.83%
FFBH    First Federal Bancshares of Arkansas, Inc.        $751,665  10.02%   10.02%    1.09%   10.37%   1.09%   10.37%
FFBI    First Federal Bancshares, Inc.                    $312,487   7.72%    7.25%    0.56%    5.92%   0.43%    4.50%
FFSX    First Federal Bankshares, Inc.                    $571,361  12.58%    9.64%    0.95%    8.07%   0.73%    6.21%
FFFS    First Federal Financial Services, Inc. (MHC)            NA      NA       NA       NA       NA      NA       NA
FFCH    First Financial Holdings, Inc.                  $2,456,593   6.82%    5.96%    1.03%   15.18%   0.86%   12.66%
FFHS    First Franklin Corporation                        $273,968   8.80%    8.80%    0.24%    2.80%   0.21%    2.44%
FKFS    First Keystone Financial, Inc.                    $568,881   5.21%    5.21%    0.35%    6.52%   0.28%    5.27%
CASH    Meta Financial Group, Inc.                        $808,420   5.73%    5.33%    0.45%    7.40%   0.35%    5.85%
FMSB    First Mutual Bancshares, Inc.                   $1,003,783   5.92%    5.92%    1.00%   16.85%   0.99%   16.76%
FNFG    First Niagara Financial Group, Inc.             $5,078,374  18.28%   12.31%    1.05%    5.59%   1.08%    5.74%
FNFI    First Niles Financial, Inc.                        $99,229  16.54%   16.54%    1.04%    6.39%   0.87%    5.31%
FPTB    First PacTrust Bancorp, Inc.                      $674,460  11.77%   11.77%    0.77%    6.32%   0.76%    6.25%
FPFC    First Place Financial Corp.                     $2,385,302   9.55%    6.72%    0.57%    5.57%   0.79%    7.71%
FBNW    FirstBank NW Corp.                                $769,570   9.28%    6.89%    0.88%    8.99%   0.88%    8.99%
FED     FirstFed Financial Corp.                        $7,468,983   6.39%    6.33%    1.12%   14.54%   1.12%   14.54%
FBC     Flagstar Bancorp, Inc.                         $13,125,488   5.60%    5.60%    1.18%   20.74%   1.18%   20.74%
FFIC    Flushing Financial Corporation                  $2,058,044   7.81%    7.63%    1.13%   14.97%   1.17%   15.44%
FMCO    FMS Financial Corporation                       $1,250,006   5.63%    5.43%    0.71%   13.15%   0.67%   12.49%
FBTX    Franklin Bank Corp.                             $3,479,734   8.07%    6.06%    0.80%    9.02%   0.80%    8.96%
GDW     Golden West Financial Corporation             $106,888,541   6.81%    6.81%    1.37%   19.45%   1.36%   19.32%
GOV     Gouverneur Bancorp Inc. (MHC)                     $109,919  16.62%   16.62%    0.87%    4.86%   0.81%    4.53%
PEDE    Great Pee Dee Bancorp, Inc.                       $171,820  15.59%   15.12%    0.77%    4.65%   0.68%    4.13%
GAFC    Greater Atlantic Financial Corp.                  $396,168   4.46%    4.15%   -0.49%  -11.78%  -0.55%  -13.18%
ALLB    Greater Delaware Valley Savings Bank (MHC)        $381,788   9.39%    9.39%    0.63%    6.76%   0.63%    6.76%
GCBC    Greene County Bancorp Inc. (MHC)                  $287,393  11.02%   11.02%    1.10%   10.17%   1.10%   10.25%
GSLA    GS Financial Corp.                                $200,066  14.47%   14.47%    0.09%    0.68%   0.31%    2.36%
HARB    Harbor Florida Bancshares, Inc.                 $2,805,294  10.51%   10.39%    1.63%   15.16%   1.59%   14.79%
HARL    Harleysville Savings Financial Corporation        $726,957   6.22%    6.22%    0.69%   11.30%   0.67%   10.97%
HWFG    Harrington West Financial Group, Inc.           $1,081,330   4.87%       NA    0.80%   16.29%      NA       NA
HFFC    HF Financial Corp.                                $848,856   6.40%    5.85%    0.69%   11.00%   0.69%   10.98%
HIFS    Hingham Institution for Savings                   $547,051   8.10%    8.10%    1.14%   13.56%   1.13%   13.44%
HMNF    HMN Financial, Inc.                               $960,673   8.72%    8.33%    1.01%   11.03%   1.05%   11.44%
HCFC    Home City Financial Corporation                   $156,224   8.15%    7.99%    0.44%    5.52%   0.44%    5.48%
HOME    Home Federal Bancorp, Inc. (MHC)                        NA      NA       NA       NA       NA      NA       NA
HLFC    Home Loan Financial Corporation                   $160,287  14.24%   14.24%    1.06%    7.42%   1.01%    7.09%
HFBC    HopFed Bancorp, Inc.                              $579,735   8.52%    7.65%    0.71%    7.93%   0.68%    7.55%
HRZB    Horizon Financial Corp.                           $932,639  11.60%   11.55%    1.50%   12.13%   1.43%   11.57%
HCBK    Hudson City Bancorp, Inc. (MHC)                $20,145,981   6.96%    6.96%    1.29%   17.66%   1.25%   17.11%
ICBC    Independence Community Bank Corp.              $17,753,430  12.98%    6.47%    1.37%   11.31%   1.41%   11.62%
IFSB    Independence Federal Savings Bank                 $184,118   9.29%    9.29%   -2.07%  -22.45%  -1.83%  -19.81%
NDE     IndyMac Bancorp Inc.                           $16,825,644   7.51%    7.06%    1.01%   14.80%   1.00%   14.67%
JXSB    Jacksonville Bancorp, Inc. (MHC)                  $253,330   8.16%    7.06%    0.33%    4.31%   0.33%    4.22%
JFBI    Jefferson Bancshares, Inc.                        $302,954  29.10%   29.10%    1.24%    4.15%   1.25%    4.18%
KFED    K-Fed Bancorp (MHC)                               $609,166  15.06%   14.41%    0.64%    5.05%   0.66%    5.19%
KNBT    KNBT Bancorp, Inc.                              $2,415,103  15.62%   13.77%    0.81%    4.57%   0.79%    4.42%
LARL    Laurel Capital Group, Inc.                        $308,499   8.98%    7.94%    0.60%    6.62%   0.59%    6.57%
LNCB    Lincoln Bancorp                                   $810,981  12.55%       NA    0.53%    4.06%   0.56%    4.31%
LSBX    LSB Corporation                                   $518,477  11.16%   11.16%    0.96%    8.33%   0.63%    5.46%
LSBI    LSB Financial Corp.                               $355,045   8.56%    8.56%    0.95%   11.18%   0.95%   11.15%
MAFB    MAF Bancorp, Inc.                               $9,681,384  10.06%    7.01%    1.10%   10.98%   1.09%   10.94%
MASB    MASSBANK Corp.                                    $976,168  11.27%   11.17%    0.75%    6.71%   0.66%    5.90%
MTXC    Matrix Bancorp, Inc.                            $1,888,860   4.89%    4.89%    1.23%   28.63%      NA       NA
MFLR    Mayflower Co-operative Bank                       $230,356   8.00%    7.97%    0.81%    9.96%   0.77%    9.44%
MFBC    MFB Corp.                                         $528,310   6.89%    6.02%    0.23%    2.97%   0.43%    5.70%
MCBF    Monarch Community Bancorp, Inc.                   $280,588  14.86%   11.70%   -0.01%   -0.07%      NA       NA
MFSF    MutualFirst Financial, Inc.                       $839,387  10.47%   10.37%    0.67%    5.84%   0.89%    7.77%
NASB    NASB Financial, Inc.                            $1,417,560   9.73%    9.53%    1.97%   19.63%   1.93%   19.28%
NVSL    Naugatuck Valley Financial Corp. (MHC)            $265,449  19.43%   19.35%    0.16%    1.41%   0.58%    5.16%
NTBK    NetBank, Inc.                                   $4,622,181   8.96%    7.37%    0.09%    0.98%   0.03%    0.35%
NHTB    New Hampshire Thrift Bancshares, Inc.             $595,514   7.36%    5.43%    0.88%   12.43%   0.94%   13.32%
NYB     New York Community Bancorp, Inc.               $24,037,826  13.26%    5.21%    1.42%   11.24%   1.82%   14.42%
NAL     NewAlliance Bancshares, Inc.                    $6,264,128  22.61%   16.29%    0.07%    0.36%   0.75%    3.62%
NMIL    NewMil Bancorp, Inc.                              $744,599   7.47%    6.43%    1.18%   15.58%   1.18%   15.58%
FFFD    North Central Bancshares, Inc.                    $462,735   8.98%    7.99%    1.21%   12.98%   1.21%   12.98%
NEIB    Northeast Indiana Bancorp, Inc.                   $228,672  11.39%   11.39%    0.43%    3.71%   0.63%    5.46%
NWSB    Northwest Bancorp, Inc. (MHC)                   $6,333,172   8.91%    6.61%    0.89%   10.21%   0.87%   10.01%
OSHC    Ocean Shore Holding Company (MHC)                 $528,850  11.37%   11.37%    0.26%    4.95%   0.52%    9.87%
OCFC    OceanFirst Financial Corp.                      $1,914,275   7.21%    7.14%    0.98%   13.34%   0.97%   13.25%
ONFC    Oneida Financial Corp. (MHC)                      $422,364  12.46%    9.62%    0.77%    6.49%   0.92%    7.73%
PPBI    Pacific Premier Bancorp, Inc.                     $543,124   8.11%    8.11%    1.61%   16.36%   1.28%   13.02%
PBCI    Pamrapo Bancorp, Inc.                             $639,899   8.61%    8.61%    1.24%   15.00%   1.24%   15.00%
PFED    Park Bancorp, Inc.                                $268,436  11.71%   11.71%    1.13%   10.12%      NA       NA
PVSA    Parkvale Financial Corporation                  $1,913,653   5.64%    3.97%    0.63%    9.67%   0.61%    9.29%
PRTR    Partners Trust Financial Group, Inc.            $3,651,627  14.78%    7.87%    0.51%    3.50%   0.72%    4.98%
PBHC    Pathfinder Bancorp, Inc. (MHC)                    $302,037   7.23%    5.83%    0.47%    6.45%   0.30%    4.15%
PFSB    PennFed Financial Services, Inc.                $1,979,488   6.23%    6.21%    0.72%   11.34%   0.73%   11.50%
PFDC    Peoples Bancorp                                   $492,002  13.27%   12.78%    0.92%    7.10%   0.98%    7.55%
PBCT    People's Bank (MHC)                            $10,717,900  11.19%   10.27%    1.86%   17.57%   0.84%    7.94%
PCBI    Peoples Community Bancorp, Inc.                   $873,338   8.71%    8.07%    0.35%    4.54%   0.28%    3.75%
PSFC    Peoples-Sidney Financial Corporation              $135,380  12.98%   12.98%    0.72%    5.62%   0.72%    5.62%
PFB     PFF Bancorp, Inc.                               $3,873,136   8.95%    8.92%    1.19%   13.62%   1.11%   12.71%
PBNC    PFS Bancorp, Inc.                                 $129,760  15.82%   15.80%    0.72%    3.41%   0.72%    3.41%
PFSL    Pocahontas Bancorp, Inc.                          $734,511   7.25%    5.33%    0.44%    6.15%   0.39%    5.48%
PBCP    Provident Bancorp, Inc.                         $2,553,430  16.70%   10.67%    0.66%    3.64%   0.82%    4.47%
PROV    Provident Financial Holdings, Inc.              $1,516,486   7.68%    7.67%    1.29%   15.95%   1.27%   15.73%
PFS     Provident Financial Services, Inc.              $6,433,322  17.67%   11.59%    0.93%    5.06%      NA       NA
PSBH    PSB Holdings, Inc. (MHC)                                NA      NA       NA       NA       NA      NA       NA
PULB    Pulaski Financial Corp.                           $691,959   6.24%    6.18%    1.14%   16.32%   1.09%   15.56%
PVFC    PVF Capital Corp.                                 $802,406   8.07%    8.07%    0.71%    8.42%   0.71%    8.42%
RPFG    Rainier Pacific Financial Group, Inc.             $751,776  13.14%   13.12%    0.49%    3.33%   0.55%    3.70%
RIVR    River Valley Bancorp                              $274,228   8.15%    8.14%    0.96%   10.77%   0.95%   10.68%
RVSB    Riverview Bancorp, Inc.                           $541,887  12.64%   11.03%    1.25%    9.62%   1.31%   10.12%
ROME    Rome Bancorp, Inc. (MHC)                          $268,152  13.52%   13.52%    0.91%    6.67%   0.87%    6.35%
SVBI    Severn Bancorp, Inc.                              $688,918   8.31%    8.26%    2.06%   23.19%   2.06%   23.19%
SIFI    SI Financial Group Inc. (MHC)                     $624,581  12.94%   12.90%    0.23%    2.77%   0.53%    6.52%
SFFS    Sound Federal Bancorp, Inc.                       $984,372  13.32%   12.07%    0.63%    4.50%   0.64%    4.57%
SSFC    South Street Financial Corp.                      $215,193  12.02%   12.02%    0.39%    3.29%   0.39%    3.29%
SZB     SouthFirst Bancshares, Inc.                       $143,836   7.20%    6.85%   -0.37%   -4.83%      NA       NA
SOV     Sovereign Bancorp, Inc.                        $54,471,313   9.16%    5.00%    0.90%   10.74%   0.94%   11.23%
STSA    Sterling Financial Corporation                  $6,942,224   6.77%    4.96%    0.88%   13.16%   0.89%   13.20%
SYNF    Synergy Financial Group, Inc.                     $860,677  12.09%   12.02%    0.55%    4.21%   0.55%    4.18%
TSH     Teche Holding Co.                                 $671,985   8.95%    8.40%    0.94%    9.77%   0.92%    9.51%
THRD    TF Financial Corporation                          $628,976   9.73%    9.08%    1.06%   11.58%   1.06%   11.58%
TONE    TierOne Corporation                             $3,048,081   9.09%    7.44%    0.96%    8.53%   0.91%    8.09%
TSBK    Timberland Bancorp, Inc.                          $534,287  13.88%   12.61%    1.22%    7.79%   1.23%    7.83%
TRST    TrustCo Bank Corp NY                            $2,863,834   7.89%    7.87%    2.00%   25.27%   1.68%   21.29%
UCBC    Union Community Bancorp                           $256,899  13.02%   12.09%    0.69%    5.19%   0.69%    5.19%
UCFC    United Community Financial Corp.                $2,287,788  11.03%    9.59%    0.83%    7.01%   0.83%    7.01%
UTBI    United Tennessee Bankshares, Inc.                 $122,771  14.54%   14.03%    1.72%   11.94%   1.66%   11.49%
WFSL    Washington Federal, Inc.                        $7,543,302  15.06%   14.40%    1.83%   12.26%   1.84%   12.34%
WM      Washington Mutual, Inc.                       $307,918,000   6.89%    4.92%    1.01%   14.02%   0.86%   11.92%
WSB     Washington Savings Bank, F.S.B. (The)             $553,120   9.17%    9.17%    1.99%   20.15%   1.99%   20.15%
WAYN    Wayne Savings Bancshares, Inc.                    $391,353  10.51%    9.98%    0.57%    5.10%   0.56%    5.00%
WES     Westcorp                                       $15,545,340   8.62%    8.61%    1.38%   16.97%      NA       NA
WFD     Westfield Financial Inc. (MHC)                    $796,903  14.81%   14.81%    0.79%    5.24%   0.72%    4.77%
WGBC    Willow Grove Bancorp, Inc.                        $993,120  10.67%   10.59%    0.76%    6.36%   0.74%    6.18%
WSFS    WSFS Financial Corporation                      $2,502,956   7.84%    7.80%    1.10%   13.61%   1.09%   13.45%
WVFC    WVS Financial Corp.                               $422,950   6.92%    6.92%    0.67%    9.26%   0.61%    8.44%

        AVERAGE                                         $5,294,931  10.56%    9.69%    0.79%    8.52%   0.79%    8.34%
        MEDIAN                                            $739,555   9.23%    8.46%    0.80%    8.35%   0.80%    8.26%